UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Evanston Multi-Alpha Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVANSTON MULTI-ALPHA FUND

c/o Evanston Capital Management, LLC

1560 Sherman Avenue, Suite 960

Evanston, Illinois 60201

June 12, 2026

Dear Shareholder:

The enclosed Proxy Statement contains information about proposals (collectively, the “Proposals”) for approval by the shareholders of Evanston Multi-Alpha Fund (the “Fund”) at a special meeting of shareholders to be held on August 13, 2026 (the “Meeting”).

We are writing regarding four important matters, which will be considered for approval at the Meeting. Evanston Capital Management, LLC (“ECM”), the current adviser of the Fund, and XA Investments LLC (“XAI”) have agreed that XAI will become the adviser of the Fund, and ECM will become the sub-adviser of the Fund, subject to approval by shareholders. If approved by shareholders, ECM will continue to manage the Fund’s portfolio pursuant to its existing investment strategy.

To that effect, the Fund has called the Meeting for shareholders to vote on the following proposals (collectively, the “Proposals”):

1.	A new investment advisory agreement between the Fund and XAI, pursuant to which XAI will serve as the investment adviser to the Fund;
2.	A new investment sub-advisory agreement among the Fund, XAI and ECM, pursuant to which ECM will serve as the sub-adviser to the Fund;
3.	A newly constituted slate of trustees to serve on the Fund’s board of trustees; and
4.	Adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended, at a future date.

The enclosed Proxy Statement contains additional information regarding the Proposals.

The Board voted unanimously to approve the Proposals. The Board believes that the Proposals are in the best interest of the Fund and its shareholders. The Board recommends that you vote in favor of the Proposals.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the special meeting of shareholders scheduled for August 13, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on August 12, 2026.

Thank you for your continued support.

Sincerely,

/s/ Ian Martin
Ian Martin President and Principal Executive Officer

EVANSTON MULTI-ALPHA FUND

c/o Evanston Capital Management, LLC

1560 Sherman Avenue, Suite 960

Evanston, Illinois 60201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 13, 2026

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Evanston Multi-Alpha Fund (the “Fund”) will be held at the office of the Fund’s administrator, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on August 13, 2026 at 10:00 am, Central Time, or at any adjournment(s) or postponement(s) thereof, to approve the following proposals (collectively, the “Proposals”):

1.	A new investment advisory agreement between the Fund and XA Investments LLC (“XAI”), pursuant to which XAI will serve as the investment adviser to the Fund;
2.	A new investment sub-advisory agreement among the Fund, XAI and Evanston Capital Management, LLC (“ECM”), pursuant to which ECM will serve as the sub-adviser to the Fund;
3.	A newly constituted slate of trustees to serve on the Fund’s board of trustees; and
4.	Adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended, at a future date.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 13, 2026:

The Notice of Special Meeting of Shareholders and Proxy Statement to Shareholders are available at proxyvote.com.

If you would like additional information concerning the Proposals described above, please call Ryan Cahill (Founding Partner, Business Development and Client Service) or Tracey Balderson (Senior Vice President, Investor Administration) of ECM Monday through Friday between 8:30 a.m. and 5:00 p.m. (Central Time) at 833-877-0116.

By Order of the Board of Trustees

/s/ Ian Martin
Ian Martin President and Principal Executive Officer

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW

MANY SHARES YOU OWN. BY VOTING PROMPTLY, YOU CAN HELP AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

EVANSTON MULTI-ALPHA FUND
PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 13, 2026

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, the following provides a summary of the Proposals submitted for your approval.

Q. Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials - the Proxy Statement and your proxy card - because you are a shareholder of the Evanston Multi-Alpha Fund (the “Fund”) and have the right to vote on important Proposals (as defined below) concerning the Fund.

Q. What are the Proposals about?

A. As discussed in more detail below, the Fund’s current investment adviser, Evanston Capital Management, LLC (“ECM”) and XA Investments LLC (“XAI”) have agreed that, subject to shareholder approval, XAI will serve as the Fund’s investment adviser and ECM will continue to manage the Fund’s portfolio as sub-adviser pursuant to the same investment strategy, under the supervision and oversight of XAI (the “Transaction”). This structure will allow ECM to focus solely on portfolio management of the Fund, with the same portfolio management team that currently manages the Fund. In connection with the Transaction, XAI will also acquire from ECM the goodwill associated with ECM’s business of providing investment advisory services to the Fund, as well as all books and records of ECM related to the Fund. The Transaction also contemplates (i) a newly constituted slate of trustees to serve on the Fund’s board of trustees and (ii) the adoption of a new fundamental policy of the Fund to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) at a future date. Accordingly, this Proxy Statement presents four proposals (each, a “Proposal” and collectively, the “Proposals”), as follows:

Proposal 1

This Proposal relates to the approval of a new investment advisory agreement between the Fund and XAI (the “New Advisory Agreement”), which will replace the existing investment advisory agreement between ECM and the Fund (the “Current Advisory Agreement”). If approved by shareholders, the New Advisory Agreement would take effect upon the closing of the Transaction, which is expected to occur on or about August 13, 2026 or such later date as mutually agreed upon between ECM and XAI (the “Closing” or “Closing Date”).

Proposal 2

This Proposal relates to the approval of a new investment sub-advisory agreement among the Fund, XAI and ECM (the “New Sub-Advisory Agreement”). If approved by shareholders, the New Sub-Advisory Agreement would take effect upon the Closing.

Proposal 3

This Proposal relates to the election of six trustees (the “New Trustees” or “New Board”) to replace the current Board of Trustees (the “Current Board” or “Board”), with all of the current trustees of the Fund no longer serving as such following the Closing. Each of the nominees serves as a trustee and/or officer of each registered investment company currently managed by XAI. The Current Board also approved an increase in the number of trustees of the Fund from three to six, to take effect upon the Closing.

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Proposal 4

This Proposal relates to the approval of the conversion of the Fund from a tender offer fund to an interval fund and the adoption of a new fundamental policy of the Fund to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act (the “Proposed Conversion”).

The Fund currently provides liquidity to shareholders via quarterly tender offers of 5-25% of the Fund’s outstanding shares, subject to approval by the Current Board, conducted in accordance with Rule 13e-4 under the Securities Exchange Act of 1934, as amended. Based on the recommendation of ECM and XAI, the Fund is seeking shareholder approval to adopt a new fundamental policy to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act. If approved by shareholders, the Fund intends to adopt the new fundamental policy to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act within 15 months following such approval once the Fund and the New Board determine it to be appropriate from an operational perspective and otherwise advisable. The Fund will notify shareholders in advance of the conversion to an interval fund being completed.

Q. How does the Current Board recommend that I vote?

A. After careful consideration, the Current Board, comprised entirely of trustees who are not “interested persons” as defined under the 1940 Act (the “Independent Trustees”), recommend that you vote FOR the Proposals. The reasons for the Current Board’s recommendations are discussed in more detail below. The Current Board believes that approval of the Proposals will serve the best interests of the Fund and its shareholders.

Q. Why has the Current Board recommended that shareholders vote in favor of the Proposals?

A.

Proposal 1 and Proposal 2

As part of the Transaction, ECM and XAI have agreed that XAI will serve as the Fund’s investment adviser and ECM will continue to manage the Fund’s portfolio as sub-adviser pursuant to the same investment strategy as the Fund currently utilizes with ECM as adviser, under the supervision and oversight of XAI, subject to shareholder approval. The Current Board believes this structure will allow the Fund to benefit from XAI’s resources and oversight while maintaining continuity in the day-to-day management of the Fund by ECM. The terms of the New Advisory Agreement, including the advisory fee rate, are substantially similar to those of the Current Advisory Agreement, except that the New Advisory Agreement provides that, if the Fund were to operate as an interval fund under Rule 23c-3 under the 1940 Act in the future, the Fund’s advisory fee would thereafter be calculated and accrued on a daily basis based on the Fund’s average daily net assets and payable monthly in arrears, rather than being calculated based on the Fund’s net assets determined as of the last calendar day of each month and payable quarterly in arrears. ECM and XAI do not expect such change to materially impact the amount of fees paid by the Fund to XAI under the New Advisory Agreement following the Proposed Conversion.

The Current Board considered XAI’s plans to grow Fund assets, which could result in economies of scale over time. The Current Board believes that the Proposals will generate several important benefits for the Fund, such as:

•	Access to additional new services XAI will provide;
•	Assure continuity of portfolio management team;
•	Support from XAI’s deep expertise as a tender offer and interval fund manager and development consultant; and
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•	XAI’s commitment to grow the Fund’s asset base.

Proposal 3

In connection with the Transaction, ECM and XAI also agreed to reconstitute the Current Board with persons who serve as board members or officers of other registered investment companies managed by XAI, subject to approval by shareholders. As a result, shareholders are being asked to elect six individuals as trustees. Based on representations from XAI, the Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by XAI. The Current Board believes that the New Trustees have appropriate experience and qualifications to oversee the Fund following the Transaction.

Proposal 4

The Board believes that the Proposed Conversion to an interval structure could potentially allow the Fund to achieve a wider distribution via intermediary platforms, which in turn could allow the Fund to achieve greater economies of scale and reduce expenses for shareholders over time. Moreover, ECM and XAI have advised the Board that the Proposed Conversion would provide a more structured and predictable liquidity framework for shareholders through required quarterly repurchase offers conducted pursuant to Rule 23c-3 under the 1940 Act.

Q. Are any of the Proposals contingent upon the approval of other proposals, and what happens if some, but not all, of the Proposals are approved by shareholders?

A. Yes. For any of the Proposals to be implemented, Proposals 1, 2, and 3 must all be approved by shareholders. The approval or non-approval of Proposal 4 does not affect the implementation of Proposals 1, 2, and 3. If Proposals 1, 2, and 3 are approved but Proposal 4 is not, the Fund will proceed with Proposals 1, 2, and 3 and continue to operate as a tender offer fund. If any of Proposals 1, 2, or 3 is not approved, none of the Proposals will be implemented, and the Fund will maintain its current structure.

Q. Why is it recommended that the Fund change to an interval fund rather than continuing to operate as a tender offer fund?

A. Both ECM and XAI believe that the Proposed Conversion to an interval structure could potentially allow the Fund to achieve a wider distribution via intermediary platforms, which in turn could allow the Fund to achieve greater economies of scale and reduce expenses for shareholders over time. ECM and XAI also believe that adopting a fundamental policy under Rule 23c-3 of the 1940 Act would provide shareholders with greater certainty as to liquidity as they would have an opportunity to liquidate a portion of their shares pursuant to repurchase offers on a quarterly basis as a fundamental policy of the Fund. Operating as an interval fund under Rule 23c-3 of the 1940 Act would also legally require the Fund to maintain adequate liquidity to make such repurchases. In addition, if converted to an interval fund, the Fund would transition to calculate its net asset value on a daily basis, which may enhance transparency and facilitate the administration of repurchase offers for shareholders and financial intermediaries. Currently, the Fund calculates its net asset value on a monthly basis.

Under the proposed fundamental policy, the Fund would be required to make a quarterly repurchase offer for between 5% and 25% of the Fund’s outstanding shares. The Fund currently expects to make a repurchase offer for 5% of the Fund’s outstanding shares every three months if shareholders approve this Proposal and once the fundamental policy is adopted by the Fund; provided, however, that in accordance with Rule 23c-3 under the 1940 Act, the first repurchase offer may occur up to two periodic intervals after the adoption of the fundamental policy. If a repurchase offer by the Fund is oversubscribed, the Fund may, but will not be required to, purchase additional shares up to a maximum amount of 2% of the

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outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender shares in an amount exceeding the repurchase offer amount plus 2% of the Shares outstanding on the repurchase request deadline, the Fund would repurchase Shares on a pro rata basis. In this event, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Q. How does an interval fund repurchase offer differ from a tender offer?

A. An interval fund’s repurchase offer differs from a tender offer primarily in structure and predictability. An interval fund operates under Rule 23c-3 under the 1940 Act and commits, as a fundamental policy, to offer shareholders liquidity at set, recurring intervals—typically quarterly, semi-annually, or annually—by repurchasing between 5% and 25% of the fund’s outstanding shares. The timing, size, and mechanics of interval fund repurchase offers are highly prescribed by Rule 23c-3, which helps set clear expectations for investors. By contrast, a fund that operates as a tender-offer fund—as the Fund currently operates—is not required to offer liquidity on a regular schedule, although many do, including the Fund, which has historically provided for quarterly tender offers. As a tender offer fund, the Fund may conduct repurchase offers at the discretion of its board of trustees, generally pursuant to Section 23(c) of the 1940 Act and the federal tender-offer rules under the Securities Exchange Act of 1934.

As a result, interval funds emphasize consistency and predictability of liquidity, while tender-offer funds may operate with conditional certainty as to when liquidity will be available.

Q. If approved, when will the Proposed Conversion happen?

A. If this proposal is approved by shareholders, the Fund intends to adopt the new fundamental policy to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act within 15 months following shareholder approval, with an expectation that such adoption will occur no later than November 1, 2027. The exact timing of when the Fund adopts the fundamental policy to operate as an interval fund will depend on the Fund’s and its service providers’ readiness from an operational perspective. Until the Fund adopts its fundamental policy to operate as an interval fund, the Fund will continue to operate as a tender offer fund. As a tender offer fund, the Fund anticipates continuing to provide liquidity through quarterly tender offers at the discretion of the Fund’s board, but will not be required to conduct such tender offers. When the Fund and the New Board determine to adopt the fundamental policy, the Fund will notify shareholders in advance of the conversion to an interval fund being completed. While operating as an interval fund could provide potential benefits to the Fund and its shareholders, it would also impose additional requirements on the Fund, including with respect to liquidity and pricing.

Q. How will the Transaction and Proposed Conversion affect my account with the Fund?

A. The Transaction will not affect your account. You will still own the same number of shares in the Fund, and the value of your investment will not change as a result of the Transaction and Proposed Conversion. The Proposed Conversion would allow shareholders to sell shares of the Fund back to the Fund at net asset value once every three months as a fundamental policy. Subject to approval by the New Board following the Closing, the Fund intends to offer to repurchase 5% of its outstanding shares every three months if shareholders approve the Proposals.

Q. Will there be changes to the Fund’s advisory fees and expenses?

A. Under the Fund’s Current Advisory Agreement, the Fund pays ECM a fee calculated at the annual rate of 1.00% of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the advisory fee being calculated) and payable quarterly in arrears. If the Proposals are approved the advisory fee rate will remain the same under the New Advisory Agreement when it takes effect upon shareholder approval. However, the New Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940

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Act in the future, the advisory fee will thereafter be accrued daily based on the Fund’s average daily net assets and payable monthly in arrears. ECM and XAI do not expect such change to materially impact the amount of fees paid by the Fund to XAI under the New Advisory Agreement following the Proposed Conversion.

In addition, ECM and XAI have agreed to limit annual operating expenses of the Fund (exclusive of any borrowing and investment-related costs and fees, taxes, extraordinary expenses, the fees and expenses of underlying funds and the advisory fee) to 0.50% per annum of the net asset value of the Fund’s Class I shares and 1.25% per annum of the net asset value of the Fund’s Class A shares (the “New Operating Expense Limitation Agreement”) through the last day of the month in which the one year anniversary of the effective date of the New Advisory Agreement and the New Sub-Advisory Agreement occurs. The approval of the Proposals will not increase the advisory fee rate paid by the Fund and is not anticipated to increase the Fund’s operating expense ratio through at least the term of the New Operating Expense Limitation Agreement. XAI and ECM have also separately entered into an expense allocation agreement covering how certain Fund and Fund-related expenses, including any waivers and reimbursements under the New Operating Expense Limitation Agreement, will be allocated between XAI and ECM.

Q. Will there be changes to the Fund’s portfolio management team or investment strategy?

A. No. The Fund’s current portfolio management team, investment objectives, and strategies will remain unchanged. If approved by shareholders, the Proposed Conversion may result in certain operational and liquidity-related differences with respect to the repurchase of shares, but the Fund’s overall investment strategy will remain the same.

Q. Will the Fund’s shareholders pay costs or expenses related to this Proxy Statement and the other expenses and solicitation costs associated with the Meeting and the Proposals?

A. No. All costs associated with the proxy process, including the preparation of this Proxy Statement and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be borne by XAI and not the Fund. The aggregate costs associated with the proxy solicitation are estimated to be approximately $65,000, including legal expenses. Moreover, all of the other expenses associated with the Transaction, such as legal and accounting fees, will be borne by the party who incurs such fees, either ECM or XAI, but not the Fund.

Q. What will be XAI’s role in managing the Fund?

A. Subject to shareholder approval of the Proposals, XAI will serve as the Fund’s adviser and will be responsible for the Fund’s overall management. XAI is a Chicago-based boutique alternative investment management and consulting firm founded by XMS Capital Partners, LLC (“XMS Capital Partners”) in 2016. Established in 2006, XMS Capital Partners is a global, independent, financial services firm providing M&A, corporate advisory and asset management services to clients. XMS has offices in Chicago, Boston and London.

XAI currently serves as the investment adviser for two listed closed-end funds, XAI Madison Equity Premium Income Fund (NYSE: MCN) and XAI Floating Rate & Alternative Income Trust (NYSE: XFLT), and a closed-end interval fund, XAI CLO & Income Opportunities (collectively, the “XAI Fund Complex”). In addition to investment advisory services, the firm also provides investment fund structuring and consulting services focused on registered closed-end funds to meet institutional client needs. XAI offers custom product build and consulting services, including product development and market research, sales, marketing and fund management.

XAI has established a brand in the marketplace based on its interval fund research and insights. It believes that the investing public can benefit from new vehicles to access a broad range of alternative investment

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strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information on XAI, please visit www.xainvestments.com.

Q. What benefits may the Fund’s shareholders anticipate if the Proposals are approved?

A. ECM and XAI (together, “Fund Management”) believe that the Proposals may provide the Fund’s shareholders several primary benefits:

•	Growth and Scale Efficiencies: If shareholders approve the Proposals, shareholders may benefit from the potential future growth of the Fund and increased scale efficiencies over time. Fund Management believes XAI’s fund sales and national accounts platform will provide the Fund with broader distribution reach and deeper engagement with key intermediary channels. Fund Management believes this may increase the Fund’s visibility, support longer-term asset growth, and potentially lead to greater expense efficiencies.

•	Continuity of Existing Portfolio Management Team: The Fund’s portfolio management team will continue to be led by ECM’s experienced Co-Chief Investment Officers, Adam B. Blitz, CFA and Kristen VanGelder, CFA. Mr. Blitz, a Founding Partner of ECM, has over twenty years of institutional investment management experience and leads ECM’s investment research and portfolio management functions. Ms. VanGelder, a Partner that joined ECM in 2003, also has over twenty years of investment management experience including manager selection, asset allocation and portfolio construction.

•	Operational and Platform Support: If the Proposals are approved by shareholders, ECM and XAI believe that the Fund’s shareholders will benefit from the expertise of the Fund’s existing investment management team coupled with XAI’s commitment and expertise in the registered fund market, including its operational, administrative, distribution and national accounts, and investor support capabilities. In addition to its investment management practice, XAI is a leading research and fund consultant firm, and publishes quarterly research reports and monthly market updates on both the listed closed-end fund market and the non-listed closed-end market (including interval and tender offer funds).

•	Structured and Predictable Liquidity and Enhanced Transparency: If approved, the conversion of the Fund to an interval fund would allow the Fund to take advantage of the more efficient repurchase offer process pursuant to Rule 23c-3 under the 1940 Act. Shareholders are expected to benefit from the assurance that repurchases will be conducted in each calendar quarter. Additionally, if converted to an interval fund, the Fund would transition to calculate its net asset value on a daily basis, which may enhance transparency and facilitate the administration of repurchase offers for shareholders and financial intermediaries. Currently, the Fund calculates its net asset value on a monthly basis.

Q. What are the Differences Between the New Advisory Agreement and the Current Advisory Agreement?

A. The New Advisory Agreement reflects a revised advisory structure under which XAI will serve as the Fund’s investment adviser and will be responsible for the Fund’s overall management, while ECM will serve as sub-adviser and continue to manage the Fund’s investment portfolio, with XAI retaining overall supervisory responsibility. The New Advisory Agreement is substantially similar to the Current Advisory Agreement, with two (2) key differences: (i) while the advisory fee rate will remain unchanged, the New Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, the advisory fee will thereafter be accrued daily based on the Fund’s average

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daily net assets and payable monthly in arrears, rather than being calculated based on the Fund’s net assets determined as of the last calendar day of each month and payable quarterly in arrears, and (ii) under the New Advisory Agreement, the Fund will not be responsible for proxy expenses with respect to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI.

In addition, the New Operating Expense Limitation Agreement will have a term of at least one-year and provide the expense caps described in this Proxy Statement, which is not expected to result in an increase in the Fund’s operating expense ratio through the applicable term.

Q. Who can I call with questions?

A. If you have any questions regarding the Proposals or the voting process, please call ECM, at (847) 328-4961 or email at investorrelations@evanstoncap.com.

Q. Who is eligible to vote?

A. Any person who owned shares of the Fund on the “record date,” which is May 22, 2026 (the “Record Date”), is entitled to vote, even if that person has since sold those shares.

Q. How can I authorize a proxy or vote my shares?

A. You may attend the Meeting on August 13, 2026 in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the phone number on your proxy card; or
•	Through the Internet, using the website address on your proxy card.

* * * *

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Meeting to be held at Ultimus Fund Solutions, LLC’s principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on August 13, 2026 at 10:00 am, Central Time, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Evanston Multi-Alpha Fund (the “Fund”) on or about June 16, 2026. Shareholders of all classes of shares will vote together as a single class on each Proposal (as defined below) of the Fund.

At the Meeting, shareholders of the Fund will be asked to vote on the following proposals (collectively, the “Proposals”):

1.	A new investment advisory agreement between the Fund and XA Investments LLC (“XAI”), pursuant to which XAI will serve as the investment adviser to the Fund;
2.	A new investment sub-advisory agreement among the Fund, XAI and Evanston Capital Management, LLC (“ECM”), pursuant to which ECM will serve as the sub-adviser to the Fund;
3.	A newly constituted slate of trustees to serve on the Fund’s board of trustees; and
4.	Adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended, at a future date.
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The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on May 22, 2026, as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The Fund offers two classes of shares: Class A Shares and Class I Shares. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) was 346,055.39 and 9,912,712.5020 for Class A and Class I, respectively, which in each case equals the number of votes to which each such class is entitled.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Fund. The cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by XAI. The Fund has retained Broadridge Financial Solutions (“Broadridge”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. XAI, and not the Fund, will bear all costs and other miscellaneous related expenses related to this Proxy Statement. The aggregate solicitation costs, which include Broadridge’s fees as well as the costs of typesetting, filing, printing and mailing the proxy materials and any additional solicitation, are estimated to be approximately $10,000. XAI will also bear any legal expenses to prepare the proxy materials.

While solicitation will be primarily by mail, certain officers and representatives of the Fund, officers, employees or agents of ECM and XAI, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Fund or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment; Required Vote

The presence at the Meeting, in person or by proxy, of at least one-third (33-1/3%) of the outstanding shares of the Fund constitutes a quorum for the Meeting. Thus, the Meeting can only take place if one-third or more of the outstanding shares of the Fund is present in person or represented by proxies.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes in favor of any Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of the outstanding shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Meeting will be given other than announcement at the Meeting or an adjournment or postponement thereof.

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Whether a quorum exists is determined on a Proposal-by-Proposal basis. That is, the presence, in person or by proxy, of at least one-third (33-1/3%) of the outstanding shares entitled to vote on each Proposal is required to constitute a quorum for that Proposal.

Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the Meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than broker “non-vote”)	Considered present at the Meeting.	Voted “FOR” each proposal.
Abstain	Considered present at the Meeting.	Not voted. Same effect as a vote “against.”

Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the Meeting as there is no routine matter on which such brokers could vote.

Proposal 1. In order for the New Advisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Proposal 2. In order for the New Sub-Advisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund, using the same definition of this term described above regarding Proposal 1.

Proposal 3. The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

Proposal 4. In order for Proposal 4 to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund, using the same definition of this term described above regarding Proposal 1.

Please note that if you sign, date, and return the proxy card, but do not specify a vote on each Proposal, your shares will be voted in favor of each Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

IMPORTANT: For any of the Proposals to be implemented, Proposals 1, 2, and 3 must all be approved by shareholders. The approval or non-approval of Proposal 4 does not affect the implementation of

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Proposals 1, 2, and 3. If Proposals 1, 2, and 3 are approved but Proposal 4 is not, the Fund will proceed with Proposals 1, 2, and 3 and continue to operate as a tender offer fund. If any of Proposals 1, 2, or 3 is not approved, none of the Proposals will be implemented, and the Fund will maintain its current structure.

No Dissenters’ Rights

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to any Proposal.

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PROPOSAL 1

APPROVAL OF THE NEW ADVISORY AGREEMENT

General Information

Proposal 1 relates to the approval of the New Advisory Agreement between the Fund and XAI. ECM and XAI have agreed that XAI will serve as the Fund’s investment adviser and ECM will continue to manage the Fund’s portfolio as sub-adviser pursuant to the same investment strategy, under the supervision and oversight of XAI, subject to shareholder approval (the “Transaction”). This structure will allow ECM to focus solely on portfolio management of the Fund, with the same portfolio management team that currently manages the Fund. It is expected that the new structure could bring economies of scale in the servicing and portfolio management of the Fund.

As a result of the Transaction, ECM and XAI believe the Fund’s shareholders may realize the following benefits:

•	Growth and Scale Efficiencies: If shareholders approve the Proposals, shareholders may benefit from the potential future growth of the Fund and increased scale efficiencies over time. Fund Management believes XAI’s fund sales and national accounts platform will provide the Fund with broader distribution reach and deeper engagement with key intermediary channels. Fund Management believes this may increase the Fund’s visibility, support longer-term asset growth, and potentially lead to greater expense efficiencies.

•	Continuity of Existing Portfolio Management Team: The Fund’s portfolio management team will continue to be led by ECM’s experienced Co-Chief Investment Officers, Adam B. Blitz, CFA and Kristen VanGelder, CFA. Mr. Blitz, a Founding Partner of ECM, has over twenty years of institutional investment management experience and leads ECM’s investment research and portfolio management functions. Ms. VanGelder, a Partner that joined ECM in 2003, also has over twenty years of investment management experience including manager selection, asset allocation and portfolio construction.

•	Operational and Platform Support: If the Proposals are approved by shareholders, ECM and XAI believe that the Fund’s shareholders will benefit from the expertise of the Fund’s existing investment management team coupled with XAI’s commitment and expertise in the registered fund market, including its operational, administrative, distribution and national accounts, and investor support capabilities. In addition to its investment management practice, XAI is a leading research and fund consultant firm, and publishes quarterly research reports and monthly market updates on both the listed closed-end fund market and the non-listed closed-end market (including interval and tender offer funds).

The New Advisory Agreement is expected to become effective on or about Closing, at which time the Current Advisory Agreement will terminate. Proposal 1 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of Proposals 2 and 3.

The Fund does not expect that the engagement of XAI pursuant to the New Advisory Agreement will have a material impact on the portfolio management services provided to the Fund, as ECM is proposed to remain as the sub-adviser to the Fund following the Closing Date. The Fund will therefore have the same investment program and continuity of portfolio management provided by ECM.

If the New Advisory Agreement is approved by shareholders of the Fund, XAI will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory

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Agreement. If shareholders do not approve the New Advisory Agreement, ECM will continue as the investment adviser to the Fund.

Comparison of New Advisory Agreement and Current Advisory Agreement

The Current Advisory Agreement was entered into on January 29, 2026 by and between ECM and the Fund and was approved by the Fund’s shareholders on January 29, 2026. Since the beginning of the Fund’s last fiscal year, the Board of Trustees, including a majority of the Independent Trustees, approved the Current Advisory Agreement on October 15, 2025. No other material actions have been taken by the Board with respect to the Current Advisory Agreement during such period.

A copy of the Current Advisory Agreement and New Advisory Agreement are attached hereto as Exhibit A and Exhibit B, respectively. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit B.

The New Advisory Agreement reflects a revised advisory structure under which XAI will serve as the Fund’s investment adviser and will be responsible for the Fund’s overall management, while ECM will serve as sub-adviser and continue to manage the Fund’s investment portfolio, with XAI retaining overall supervisory responsibility. The New Advisory Agreement is substantially similar to the Current Advisory Agreement, with two (2) key differences: (i) while the advisory fee rate will remain unchanged, the New Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, the advisory fee will thereafter be accrued daily based on the Fund’s average daily net assets and payable monthly in arrears, rather than being calculated based on the Fund’s net assets determined as of the last calendar day of each month and payable quarterly in arrears, and (ii) under the New Advisory Agreement, the Fund will not be responsible for proxy expenses with respect to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI.

In addition, the New Operating Expense Limitation Agreement will have a term of at least one-year and provide the expense caps described in this Proxy Statement, which is not expected to result in an increase in the Fund’s operating expense ratio through the applicable term.

Advisory Services

Under the Current Advisory Agreement, subject to the direction and control of the Board, ECM acts as investment adviser to the Fund and supervises investments of the Fund on behalf of the Fund in accordance with the investment objectives, strategies, policies and restrictions of the Fund as provided in the Fund’s governing documents. The Current Advisory Agreement requires that ECM continuously furnish an investment program for the Fund, including managing the investment and reinvestment of the Fund’s assets, determining what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously reviewing, supervising and administering the investment program of the Fund. The Current Advisory Agreement also requires that ECM provides certain non-advisory administrative-related services for the efficient operation of the Fund, such as coordinating Board meetings, maintaining books and records, administering compliance policies, and overseeing service providers.

The New Advisory Agreement provides that XAI has full authority to act as investment adviser and manage the investments of the Fund, including the authority to purchase and sell securities for the Fund and delegate some or all of its duties to one or more sub-advisers, subject to oversight by the board of trustees and compliance with the Fund’s Declaration of Trust, By-laws and investment policies. The New Advisory Agreement also provides that, in its capacity as investment adviser to the Fund, XAI will: (i)

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perform the management services necessary for the operation of the Fund; (ii) supervise and manage the investment and reinvestment of the assets of the Fund in accordance with the provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, as well as any other applicable provision of law; (iii) exercise all voting and other rights pertaining to the Fund’s securities and other assets; (iv) supervise the investment program of the Fund and the composition of its investment portfolio; and (v) place brokerage transactions on behalf of the Fund in compliance with its duty of best execution and in accordance with Section 28(e) of the Exchange Act. Any affiliate transactions, and any conflicts of interest related to such transactions, will be disclosed in the Fund’s Annual Report.

Services Not Exclusive

The Current Advisory Agreement provides that nothing in the agreement shall prevent ECM or any officer, employee or other affiliate of ECM from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict ECM or any of its affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that ECM must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the agreement. The New Advisory Agreement contains a substantially similar provision with respect to XAI.

Advisory Fees and Expense Limitations

Under the Current Advisory Agreement, the Fund pays ECM a fee (the “Current Advisory Fee”), calculated at the annual rate of 1.00% of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the Current Advisory Fee being calculated) and payable quarterly in arrears. For the fiscal year ended March 31, 2026, the Fund paid aggregate investment advisory fees of $548,305, of which ECM was paid $103,533 as compensation for the period from January 8, 2026 through March 31, 2026 during which ECM served as the Fund’s investment adviser under the Current Advisory Agreement and an interim advisory agreement that preceded it. The Fund did not make any other material payments to ECM or its affiliates or to the previous investment adviser or its affiliates during the fiscal year. Prior to January 8, 2026, ECM served as sub-adviser to the Fund and was compensated for such services by the Fund’s investment adviser during that time and not the Fund. Up to and including August 1, 2026, ECM has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying portfolio funds in which the Fund invests) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class A Shares. In addition, ECM is permitted to recover fees and expenses it has waived or borne pursuant to the expense limitation agreement from the applicable class or classes of shares (whether through reduction of the Current Advisory Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares (the “Current Expense Limitation Agreement”). The Fund, however, is not obligated to pay any such amount more than three years after the date on which ECM waived a fee or reimbursed an expense. Any such recovery by ECM will not cause the Fund to exceed the annual limitation rate set forth above or otherwise in effect at the time of recovery.

Under the New Advisory Agreement, the Fund would pay XAI a fee (the “New Advisory Fee”) calculated at the annual rate of 1.00% of the Fund’s Net Assets determined as of the last calendar day of each month (before any repurchases of shares and prior to the New Advisory Fee being calculated) and payable quarterly in arrears. “Net Assets” is defined to mean the total assets of the Fund, minus its total liabilities determined in accordance with the Fund’s valuation procedures.

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However, the New Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, the New Advisory Fee will thereafter be accrued daily based on the Fund’s average daily net assets and payable monthly in arrears.

Up to and including the last day of the month in which the one year anniversary of the effective date of the New Advisory Agreement and the New Sub-Advisory Agreement occurs, ECM and XAI have also agreed, pursuant to the New Operating Expense Limitation Agreement, to waive a portion of their advisory and sub-advisory fees, as applicable, or reimburse the Fund for certain operating expenses so that the annual operating expenses of the Fund (exclusive of any borrowing and investment-related costs and fees, taxes, extraordinary expenses, the fees and expenses of underlying funds and the New Advisory Fee) do not exceed an annual rate of 0.50% per annum of the net asset value of the Fund’s Class I shares and 1.25% per annum of the net asset value of the Fund’s Class A shares. ECM and XAI may recoup amounts waived or reimbursed pursuant to the New Operating Expense Limitation Agreement for a period not to exceed three years following the date of such waiver or reimbursement. Recoupment will be made only to the extent it does not cause the Fund’s operating expenses to exceed (a) the operating expense limitation in effect at the time the expense was paid or absorbed, and (b) the operating expense limitation in effect at the time of such recoupment. Under the New Operating Expense Limitation Agreement, ECM may continue to recover fees and expenses it has waived or borne pursuant to prior expense limitation agreements from the applicable class or classes of shares (whether through reduction of its fees or otherwise), subject to the same three-year limitation and expense cap conditions.

If approved by shareholders, the New Advisory Fee is expected to be the same as the Current Advisory Fee, and the New Operating Expense Limitation Agreement is expected to result in overall expense levels that are the same or lower than those under the Current Expense Limitation Agreement through the term of the New Operating Expense Limitation Agreement. However, as noted above, under the New Advisory Agreement, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, the New Advisory Fee will thereafter be accrued daily based on the Fund’s average daily net assets and payable monthly in arrears. ECM and XAI do not expect such change to materially impact the amount of fees paid by the Fund to XAI under the New Advisory Agreement following the Proposed Conversion.

Fund Expenses

Under the Current Advisory Agreement, ECM is not responsible for Fund expenses, except for those incurred in the performance of its duties under the Current Advisory Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties thereunder, and all fees of any sub-advisers. Under the Current Advisory Agreement, the Fund is responsible for all other expenses, including: costs (including brokerage commissions, transaction fees or charges) associated with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; expenses of organizing the Fund; filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; fees or expenses of custodians, transfer agents, registrars, independent pricing vendors, or other service providers (except sub-advisers); legal and accounting expenses, including costs for local representation and fees and expenses of counsel to the Fund and counsel to the Fund’s non-interested Trustees; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; cost of certificates, if any, and delivery to purchasers; expenses of preparing and filing reports with federal and state regulatory authorities; the Fund’s share of expenses of shareholders' meetings, Board or committee meetings, and other meetings of the Fund; expenses of preparing, printing, and distributing proxy statements (unless otherwise agreed to by the Fund and the ECM); costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; expenses of preparing, typesetting, printing and

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distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices, and dividends to the Fund’s shareholders; shareholder servicing fees; interest; governmental fees; costs, including interest expenses and loan commitment fees, of borrowing money; website costs; the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; audit fees; and the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including expenses relating to the Fund’s obligation to indemnify others.

The provisions of the New Advisory Agreement relating to the expenses to be paid by the Fund are substantially similar to the corresponding provisions of the Current Advisory Agreement, except under the New Advisory Agreement, the Fund will not be responsible for proxy expenses with respect to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI.

Liability and Indemnification

Under the Current Advisory Agreement, ECM generally is not liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services thereunder, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The New Advisory Agreement contains substantially similar standards of care and liability provisions.

With respect to indemnification, the Current Advisory Agreement provides that the Fund will indemnify ECM and any ECM affiliate, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful.

The provisions of the New Advisory Agreement relating to indemnification of XAI are substantially similar to the corresponding provisions of the Current Advisory Agreement.

Term and Termination

The Current Advisory Agreement has an initial term of two years and thereafter continues in effect for successive periods of 12 months if such continuance is approved annually by the Fund’s board of trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also separately approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice (which notice may be waived by the Fund): by the vote of a majority of the Fund’s board of trustees; by vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote; or by ECM. The Current Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The provisions of the New Advisory Agreement relating to the term and termination of the New Advisory Agreement are substantially the same as the corresponding provisions of the Current Advisory Agreement, other than the initial term of the New Advisory Agreement, which will become effective as of the Closing Date, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date.

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Consequences of Shareholders not approving the New Advisory Agreement

If the New Advisory Agreement is not approved by shareholders, the Fund will abandon all four Proposals, and ECM will continue to serve as the investment adviser of the Fund, the Current Board will continue to oversee the Fund, and the Fund will continue to operate as a tender offer fund.

Recommendation of the Board of Trustees

For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

General Information

Proposal 2 relates to the approval of the New Sub-Advisory Agreement among the Fund, XAI and ECM, pursuant to which ECM will be responsible for the Fund’s portfolio management program. The same investment program and the same portfolio management team are expected to remain in place following the approval of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is expected to become effective following the Closing. Proposal 2 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of Proposals 1 and 3.

If the New Sub-Advisory Agreement is approved by shareholders of the Fund, ECM will serve as the Fund’s sub-adviser for an initial two-year period from the effective date of the New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement ECM will continue as the investment adviser to the Fund.

Discussion of the Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached as Exhibit C. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreement have been summarized. This description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit C.

Sub-Advisory Services

Under the New Sub-Advisory Agreement, ECM, subject to the oversight of XAI as investment adviser and the direction and oversight of the Fund’s board of trustees, will be responsible for: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and guidelines; (ii) purchasing and selling securities and other assets for the Fund and placing orders for purchases and sales; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) monitoring the Fund’s investment activities and portfolio holdings on a regular basis; (v) voting proxies relating to the Fund’s portfolio securities in accordance with ECM’s proxy voting policies and procedures; and (vi) settling transactions and completing corporate actions.

At the request of XAI, ECM may also consult with XAI on the overall management of the Fund’s assets and the Fund’s investment policies and practices, including the use of leverage and the use of interest rate or other hedging or risk management transactions in connection therewith, and will keep XAI and the Fund informed of developments relating to the Sub-Adviser or the Fund’s investments materially

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affecting the Fund. ECM is required to maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in accordance with industry standards and Securities and Exchange Commission (the “SEC”) requirements. Under the New Sub-Advisory Agreement, ECM may request that funds be drawn under, or repaid with respect to, any credit facility of the Fund; however, any such drawdown or repayment will be subject to the approval and discretion of XAI (not to be unreasonably withheld or delayed), which retains ultimate authority over the Fund’s use of leverage.

Services Not Exclusive

The New Sub-Advisory Agreement provides that nothing in the Agreement shall prevent ECM or any officer, employee or other affiliate of ECM from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict ECM or any of its affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that ECM must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the New Sub-Advisory Agreement.

Sub-Advisory Fees

Under the New Sub-Advisory Agreement, XAI, and not the Fund, will pay ECM a sub-advisory fee for the services rendered by ECM thereunder. For all services rendered by ECM, ECM will be entitled to receive a monthly fee, payable in an amount equal to the specified percentage in the table below of the New Advisory Fee payable to XAI from the Fund, determined as of the last calendar day of each month (before any repurchases and prior to the advisory fees being calculated) and payable quarterly in arrears. However, the New Sub-Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, the sub-advisory fee will thereafter be accrued daily and payable monthly in arrears.

Net Assets	Sub-Adviser Percentage of Advisory Fees/(Fee Rate)	Type of Fee Split
First $90 million	100% / (1.00%)	Absolute
Greater than $90 million and up to $200 million	50% / (0.50%)	Blended
Over $200 million*	40% / (0.40%)	Blended

“Absolute Fee Split” means the total sub-advisory fees paid to ECM will be a result of the applicable fee rate multiplied by all of the Fund’s Net Assets.

“Blended Fee Split” means the total sub-advisory fees paid to ECM will be a result of different sub-advisory fee rates assessed to different asset levels. By way of example, in a theoretical scenario in which the Fund has net assets of $300 million, the resulting sub-advisory fee rate for the Sub-Adviser will be equal to (1.00% x $90 million) + (0.50% x $110 million) + (0.40% x $100 million), with a Blended Fee Split of 0.617%.”

The foregoing fee schedule reflects the Fund’s asset level of approximately $90 million (the “Initial Net Assets”). The New Sub-Advisory Agreement provides that, if within the first twelve months following the effective date of the New Sub-Advisory Agreement, the Fund’s net assets decline by more than ten percent below the Initial Net Assets, unless otherwise agreed in writing by the Fund, ECM and XAI: (i) the first breakpoint in the foregoing fee schedule will automatically be reduced to an amount equal to the Fund’s then-current Net Assets (“Current Net Asset Threshold”), and (ii) the second breakpoint will be adjusted to net assets greater than the Current Net Asset Threshold and up to $200 million. Such a reduction and change to the breakpoint schedule may only occur a single time during the six (6) months

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following the effective date of the New Sub-Advisory Agreement and a single time during the second six (6) months following such effective date.

Expenses Paid by ECM.

Under the New Sub-Advisory Agreement, ECM is responsible for all costs and expenses of its employees and any overhead incurred in connection with its duties as sub-adviser to the Fund. However, ECM will not be responsible for any expenses of XAI or the Fund.

Limitation on Liability

The New Sub-Advisory Agreement generally provides that ECM will not be liable for any error of judgment or mistake of law or for any loss suffered by ECM, XAI or the Fund in connection with the performance of the services under the agreement, except as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by ECM in the performance of its duties.

Term and Termination

The New Sub-Advisory Agreement is expected to become effective on the Closing Date, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Sub-Advisory Agreement will continue for successive periods of one year, subject to approval by the Fund’s board of trustees or shareholders in accordance with the 1940 Act and in either event subject to the separate approval by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Moreover, the New Sub-Advisory Agreement may be terminated at any time, on at least 60 days’ prior written notice, by the board of trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, or by XAI without the payment of a penalty, or by ECM on at least 60 days’ prior written notice to the Fund and XAI.

Other Provisions

The New Sub-Advisory Agreement contains an indemnification provision whereby the Fund shall indemnify, defend, and protect ECM and its affiliates and hold them harmless from and against all damages, liabilities, costs, and expenses incurred in or by reason of any pending, threatened or completed action, suit, investigation, or other proceeding arising out of or otherwise based upon the performance of any of ECM’s duties or obligations under the New Sub-Advisory Agreement. ECM and its affiliates will not be entitled to indemnification under this provision if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of ECM’s duties and obligations under the New Sub-Advisory Agreement.

Consequences of Shareholders not approving the New Sub-Advisory Agreement

If the New Sub-Advisory Agreement is not approved by shareholders, the Fund will abandon all four Proposals, and ECM will continue to serve as the investment adviser of the Fund, the Current Board will continue to oversee the Fund and the Fund will continue to operate as a tender offer fund.

Recommendation of the Board of Trustees

For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

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PROPOSAL 3

ELECTION OF NEW TRUSTEES

General Information

As part of the Transaction, ECM and XAI agreed to reconstitute the Current Board with persons who serve as board members or officers of other registered investment companies managed by XAI, subject to approval by shareholders. The Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by XAI. The Current Board also believes that the Fund will benefit from the experience and qualifications of the New Board.

The Current Board consists of the following three trustees: David B. Boon, Donald J. Herrema and Catherine A. Zaharis. Each trustee is an Independent Trustee. During the Fund’s fiscal year ended March 31, 2026, the Current Board met six times.

At a special meeting held on May 15, 2026, the Current Board approved the nomination of six persons to stand for election as New Trustees at the Meeting. At the May 15th meeting, the Current Board also approved an increase in the number of trustees of the Fund from three to six, to take effect upon the Closing Date.

Each of the nominees serves as a trustee and/or officer of each registered investment company currently managed by XAI. In approving their nominations, the Current Board reviewed the professional background of each nominee and assessed their qualifications for service on the New Board. The Current Board also requested information from XAI in order to determine whether any of the nominees would be an “interested person” of the Fund upon election and qualification. The Current Board considered the benefits to the Fund of the board of trustees being comprised of persons that currently serve on the boards or as officers of other registered investment companies managed by XAI, including the familiarity of the nominees with the organizational philosophies, capabilities, personnel and ethics of XAI, and the likelihood of enhanced operational efficiency of the New Board after the Closing given this experience. In consideration of the foregoing, as well as the other criteria described below under the heading “Experience and Qualifications of the Nominees,” the Current Board determined that, if the New Advisory Agreement and New Sub-Advisory Agreement are approved by shareholders, it would be in the best interests of the Fund and its shareholders if following the Closing Date, the New Board were comprised of the nominees set forth below.

The nominees for the New Board are as follows: Danielle Cupps, Gregory G. Dingens, Philip G. Franklin, William T. Meyers, Scott Craven Jones and Theodore J. Brombach. The Current Board has determined, based upon the information provided to the Board, that each nominee, except Mr. Brombach, would be considered to be an independent trustee of the Fund. Mr. Brombach would be considered an “interested person” of the Fund due to his position as an officer of XAI and certain of its affiliates. If the nominees are elected by shareholders, it is expected that the members of the Current Board would resign, effective as of the date of such approval.

Proposal 3 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of Proposals 1 and 2.

The persons named as proxies intend to vote FOR the appointment of each New Trustee, unless such authority has been withheld in the proxy card. Each New Trustee has agreed to be named in this Proxy Statement and to serve if shareholder approval is received for Proposal 3. The Current Board has no reason to believe that any of the New Trustees will become unavailable to serve as a trustee. However, if

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that should occur before the Meeting, your proxy card will be voted for the person recommended by the Current Board to fill the vacancy.

Nominees for the New Board of Trustees

Information concerning the nominees for New Trustee is set forth in the table below. The business address of each New Trustee is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Nominee for Trustee
Independent Trustee Nominee	To Serve until his successor is elected and qualified
Danielle Cupps Year of Birth: 1970	None	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019-2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	4	None.
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Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Nominee for Trustee
Independent Trustee Nominee	To Serve until his successor is elected and qualified
Gregory G. Dingens Year of Birth: 1964	None	Current: Member, Siena Capital Partners GP LLC (2006-present) (private investment fund). Former: Executive Vice President, Monroe Financial Partners, Inc. (2006-2024) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	4	Director, Infusion Marketing Group, LLC (2024-present) (provider of marketing, regulatory, analytical and funding services to financial service companies).
Independent Trustee Nominee	To Serve until his successor is elected and qualified
Philip G. Franklin Year of Birth: 1951	None	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	4	TTM Technologies Inc. (2011-present); Former: Chairman, Tribune Publishing Company (Tronc, Inc.) (2014-2021).
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Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Nominee for Trustee
Independent Trustee Nominee	To Serve until his successor is elected and qualified
William T. Meyers Year of Birth: 1966	None	President of Riivendell Financial Group, LLC (2021-present). Former: Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	4	None.
Independent Trustee Nominee	To Serve until his successor is elected and qualified
Scott Craven Jones Year of Birth: 1962	None	Current: Director, Carne Global Financial Services (US) LLC (2013 – present); Managing Director, Park Agency, Inc. (2020 – present).	4	Madison Funds (15 portfolios) (2019 – present); Manager Directed Portfolios, a U.S. Bancorp series trust (13 portfolios) (2016 – present).
Interested Trustee Nominee	To Serve until his successor is elected and qualified
Theodore J. Brombach(2) Year of Birth: 1963	None	Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	3	Former: RiverWood Bank (2006-2024); Power & Digital Infrastructure Acquisition II Corp. (Chair of the Board) (2021-2024); Power & Digital Infrastructure Acquisition Corp. (Chair of the Board) (2020-2022).

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(1) The term “XAI Fund Complex” refers to the following registered investment companies (in addition to the Fund): (i) the XAI Floating Rate & Alternative Income Trust, (ii) the XAI CLO & Income Opportunities Fund, and (iii) XAI Madison Equity Premium Income Fund.

(2) Upon the Closing of the Transaction, Mr. Brombach would be an interested person of the Fund because of his position as an officer of XAI and certain of its affiliates.

Experience and Qualifications of the Nominees

The Current Board has determined that each nominee should be elected as a New Trustee of the Fund based on several factors (none of which alone is determinative). The Current Board believes that the New Trustees have diverse experiences, skills, attributes and qualifications, which will allow the New Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Current Board considered when concluding that each nominee should serve on the New Board were the following: availability and commitment to attend meetings and perform the responsibilities of a trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with XAI, ECM, other service providers, and each other. Each nominee’s ability to perform his or her duties effectively is evidenced by professional accomplishments and prior or current management positions and experience.

The following is a summary of various qualifications, experiences and skills of each nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Current Board’s conclusion that each individual should serve on the New Board. References to the qualifications, attributes and skills of the New Trustees do not constitute the holding out of any New Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Independent Trustee Nominees

Danielle Cupps. Ms. Cupps has experience as a Director of CEO & Financial Communications, at McDonald’s Corporation, Managing Director at Kinzie Capital Partners, a private equity firm, Managing Director at BLG Capital Advisors, a family office managing a global portfolio of alternative assets, in various roles, including Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co., Ms. Cupps is experienced in financial, regulatory and investment matters.

Gregory Dingens. Mr. Dingens has over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners, a private investment fund, and Managing Director at both Lehman Brothers and Merrill Lynch, Mr. Dingens is experienced in financial, regulatory and investment matters.

Philip Franklin. Mr. Franklin has experience as Chairman of Tribune Publishing Company, Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International, Mr. Franklin is experienced in financial, accounting and regulatory matters.

William Meyers. Mr. Meyers has over 35 years of investment management experience, including as President of Rivendell Financial Group, LLC, Senior Advisor at XA Investments, LLC, the Fund’s investment adviser, Senior Managing Director and Managing Director of Nuveen Securities, LLC and

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Nuveen Fund Advisors, LLC and Senior Vice President of Nuveen, Mr. Meyers is experienced in financial, regulatory and investment matters.

Scott Craven Jones. Mr. Jones has served as a Trustee of funds in the XAI Fund Complex since 2017. Through his experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, in various roles at Nuveen Investments and as a trustee at various other fund complexes, Mr. Jones is experienced in financial, accounting, regulatory and investment matters.

Interested Trustee Nominee

Theodore J. Brombach. Mr. Brombach has over 30 years of investment experience in the financial industry, including as Co-Chief Executive Officer of XAI, founding partner of XMS Capital Partners, LLC, Chairman of Power & Digital Infrastructure Acquisition Corp., Chairman of Power & Digital Infrastructure Acquisition Corp. II, and Co-Head of Midwest Investment Banking at Morgan Stanley, Mr. Brombach is experienced in financial, regulatory and investment matters.

Proposed New Executive Officers of the Fund

Set forth below is information concerning the persons who are anticipated to be elected as executive officers of the Fund by the New Board following the Closing Date. Officers serve at the pleasure of the board and until their successors are appointed and qualified or until their earlier resignation or removal. The business address of each person listed below is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise stated.

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Name and Year of Birth	Proposed Position(s) with the Fund	Principal Occupation(s) During the Past Five Years
Theodore J. Brombach Year of Birth: 1963	President and Chief Executive Officer	Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present).
Kimberly Ann Flynn Year of Birth: 1977	Vice President	President, XAI (2024-present); Managing Director, XAI (2016-2024); Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.
Benjamin D. McCulloch Year of Birth: 1981	Chief Legal Officer and Secretary	General Counsel & Managing Director, XAI (2019-present); Chief Compliance Officer, XAI (2021-present); Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins(1) Year of Birth: 1973	Chief Financial Officer and Treasurer	Managing Partner, PINE Advisor Solutions, LLC (2018-present); Director of Operations, ArrowMark Partners LLC (2009-2018), Chief Financial Officer and Treasurer, Meridian Fund, Inc. (2013-2018).
John “Yogi” Spence Year of Birth: 1962	Vice President	Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Madeline Arment(1) Year of Birth: 1989	Assistant Treasurer	Director, PINE Advisors LLC (2022 - present); Fund Controller, ALPS, a DST Company (2018 - 2022).
Lisa Woo Year of Birth: 1975	Assistant Treasurer	Director of Fund Finance and Operations (2024-present); Finance and Operations Manager (2018-2024), XAI.
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Randi Roessler(1) Year of Birth: 1981	Chief Compliance Officer

Current: Director, PINE Advisor Solutions, LLC (2023-present); Chief Compliance Officer, Destra Investment Trust (2 portfolios) (2023-present); Chief Compliance Officer, BlueBay Destra International & Event-Driven Credit Fund (2023-present); Chief Compliance Officer, Destra Multi-Alternative Fund (2023-present); Chief Compliance Officer, ONEFUND Trust (2023-present); Chief Compliance Officer, Boston Trust Walden Funds (10 portfolios) (2023-present); Chief Compliance Officer, IDX Funds (2 portfolios) (2023-present).

Former: Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).

(1)	The business address of this person is: c/o PINE Advisors, LLC, 501 S. Cherry St., Suite 1090, Denver, CO 80246.

Proposed Committees, Leadership Structure and Risk Oversight

Leadership Structure. The primary responsibility of the New Board will be to represent the interests of the Fund and its shareholders, and to provide oversight of the management of the Fund. The New Board will be comprised of six trustees, five of whom (including the chairperson) are independent trustees and one of whom is an interested trustee. Generally, the New Board will act by majority vote of all the trustees, including a majority vote of the independent trustees if required by applicable law.

It is anticipated that the New Board will appoint Mr. Dingens as the independent chairperson, who will preside at meetings of the New Board and who will be responsible for, among other things, setting the tone of New Board meetings and seeking to encourage open dialogue and independent inquiry among the New Trustees and management. The New Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and also hold special meetings to address matters arising between regular meetings. Regular meetings generally will take place in-person; other meetings may take place in-person or by telephone. The New Board will establish two standing committees (as described below) and will delegate certain responsibilities to those committees, each of which will be comprised solely of independent trustees. The New Board and its committees will meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The independent trustees will be represented by independent legal counsel at board and committee meetings and will regularly meet outside the presence of Fund management. The New Board believes that this leadership structure, including an independent chairperson, a supermajority of independent trustees and committee membership limited to independent trustees, is appropriate in light of the characteristics and circumstances of the Fund.

Committees. It is expected that the New Board will reconstitute the Audit Committee and will establish a Governance Committee. The committees are expected to meet as often as necessary, either in conjunction with regular meetings of the trustees or otherwise.

Audit Committee. The Current Board has an Audit Committee composed of the members of the Current Board (David Boon, Donald Herrema and Catherine Zaharis), each of which is an independent trustee.

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The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board; and (4) when a vacancy exists or is anticipated, to consider any nominee for independent Trustee. Mr. Herrema is the Chairperson of the Audit Committee. The Audit Committee met five times during the most recent fiscal year.

Under the New Board, the Audit Committee will be generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the New Board and the Fund’s independent registered public accounting firm. It is expected that the Audit Committee will be composed entirely of independent trustees. The Audit Committee will be governed by an updated written Audit Committee Charter, which will be approved by the New Board at its first meeting. Once approved, a copy of the updated Audit Committee Charter will be available on the Fund’s website at www.xainvestments.com.

Governance Committee. The Governance Committee will be responsible for recommending qualified candidates to the New Board in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee will take into account a wide variety of factors, including the overall diversity of the New Board’s composition. It is expected that the Governance Committee will be composed entirely of independent trustees. It is anticipated that the Governance Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Governance Committee by shareholders, the Governance Committee will take into consideration the needs of the New Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, following the Closing Date, such recommendations should be forwarded to the Secretary of the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Governance Committee will be governed by a written Governance Committee Charter, which will be approved by the New Board at its first meeting. Once approved, a copy of the Governance Committee Charter will be available on the Fund’s website at www.xainvestments.com.

New Board’s Role in Risk Oversight. The New Board will oversee risk directly and through the committee structure it intends to establish. As described above, the New Board expects to reconstitute the Audit Committee and establish a Governance Committee to assist in its oversight functions, including its oversight of the risks of the Fund. Each committee will report its activities to the New Board on a regular basis. The New Board intends to adopt and periodically review policies, procedures and controls designed to address different types of risks, including, among others, investment risk, liquidity risk, operational risk, and valuation risk, as well as the overall business risk relating to the Fund. The New Board will also oversee the implementation of a variety of processes, procedures and controls by the Fund, XAI, ECM and other service providers to the Fund to address various risks. In addition, as part of the New Board’s anticipated periodic review of the Fund’s service provider agreements, including agreements with XAI and ECM, the New Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The New Board will appoint a new Chief Compliance Officer for the Fund, who will oversee the compliance policies and procedures of the Fund to ensure they continue to be reasonably designed to

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minimize the risk of violations of the federal securities laws. The Chief Compliance Officer will report directly to the New Board’s independent trustees, and will provide presentations to the New Board at its quarterly meetings and an annual report on the application of the compliance policies. The New Board will discuss relevant risks affecting the Fund with the Chief Compliance Officer at these meetings. The New Board will approve compliance policies and will review the Chief Compliance Officer’s reports. Further, the New Board will annually review the effectiveness of the compliance policies, as well as the appointment and compensation of the Chief Compliance Officer.

The New Board will require officers of the Fund to report to the New Board on a variety of matters at regular and special meetings of the New Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the New Board will receive reports from ECM and XAI on the investments and securities trading of the Fund. The New Board will also require ECM and XAI to report to the New Board on other matters relating to risk management on a regular and as-needed basis.

Board Compensation

The following table sets forth the compensation paid to each member of the Current Board by the Fund for the Fund’s fiscal year ended March 31, 2026. In addition, all Independent Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend meetings of the Current Board or its committees. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund’s interested trustees and officers receive no compensation from the Fund for performing the duties of their office.

Trustee Name	Aggregate Compensation from Fund	Total Compensation from Funds and Fund Complex Paid to Trustees
David B. Boon	$20,000	$20,000
Donald J. Herrema	$20,000	$20,000
Catherine A. Zaharis	$20,000	$20,000

If the New Board is approved by shareholders, it is expected that the New Board will adopt a revised Independent Trustee compensation structure to align with the structure in place for the other registered investment companies managed by XAI (the “XAI Fund Complex”). Currently, the independent trustees of the XAI Fund Complex receive an aggregate annual retainer of $66,000 with respect to their service as trustees of the funds in the XAI Fund Complex. The chair of the Audit Committee receives an aggregate additional amount of $17,500 annually. The chair of the Board receives an aggregate additional amount of $10,000 annually. The chair of the Nominating & Governance Committee receives an aggregate additional amount of $5,000 annually. Such amounts are allocated among the funds in the XAI Fund Complex proportionately based on managed assets of each fund.

Board Transactions with Fund Affiliates

As of the date hereof, none of the Independent Trustees on the Current Board, the nominees for independent trustee on the New Board, nor their immediate family members owned beneficially or of record any securities of the Fund’s distributor, ECM, XAI, or any person directly or indirectly controlling, controlled by, or under common control with the Fund’s distributor, ECM or XAI. In addition, during the

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past five years, neither the Independent Trustees on the Current Board, the nominees for independent trustee on the New Board, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000, in the Fund’s distributor, ECM, XAI, or any of their affiliates. Likewise, since the beginning of the last two completed fiscal years of the Fund, neither the Independent Trustees on the Current Board, the nominees for independent trustee on the New Board, nor members of their immediate families had a direct or indirect interest in any transaction or series of transactions, the value of which exceeds $120,000 and to which any of the following persons was (or is to be) a party: (i) the Fund, (ii) any officer of the Fund, (iii) ECM, XAI, or any of their affiliates or (iv) the Fund’s distributor.

Legal Proceedings

There are no material pending legal proceedings to which any Trustees on the Current Board, the nominees for independent trustee on the New Board or any affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee on the Current Board, the nominees for independent trustee on the New Board or executive officer of the Fund within the past five years.

Consequences of Shareholders not approving the New Board

If the New Board is not approved by shareholders, the Fund will abandon all four Proposals, and ECM will continue to serve as the investment adviser of the Fund, the Current Board will continue to oversee the Fund and the Fund will continue to operate as a tender offer fund.

Recommendation of the Board of Trustees

For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR each New Trustee.

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PROPOSAL 4

APPROVAL OF THE ADOPTION OF A FUNDAMENTAL POLICY IN RELIANCE ON RULE 23C-3 UNDER THE 1940 ACT TO CONVERT TO AN INTERVAL FUND IN THE FUTURE

General Information

An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the 1940 Act. Rule 23c-3 requires that a majority of the Fund’s shareholders adopt such fundamental policy.

Based on the recommendation of ECM and XAI, the Fund is seeking shareholder approval to adopt a new fundamental policy to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act. If approved by shareholders, the fundamental policy will provide that, pursuant to Rule 23c-3 under the 1940 Act, the Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at a price equal to the Fund’s net asset value per share. Although the policy will permit repurchase offers of between 5% and 25% of the Fund’s outstanding shares, the Fund currently expects, subject to approval by the New Board, to offer to repurchase 5% of the Fund’s outstanding shares in each quarterly repurchase offer. If approved by shareholders, the Fund intends to adopt the new fundamental policy to conduct quarterly repurchase offers within 15 months following such approval, with an expectation that such adoption will occur no later than November 1, 2027. The exact timing of when the Fund adopts such fundamental policy will depend on the Fund’s and its service providers’ readiness from an operational perspective. When the Fund and the New Board determine to adopt the fundamental policy, the Fund will notify shareholders in advance of the conversion to an interval fund being completed.

There can be no assurance regarding the exact timing of the conversion to an interval fund; however, the Fund intends to adopt the new fundamental policy to conduct quarterly repurchase offers and convert to operating as an interval fund within 15 months following shareholder approval. However, in accordance with Rule 23c-3 under the 1940 Act, the first repurchase offer may occur up to two periodic intervals after the adoption of the fundamental policy. The Current Board has approved the proposed fundamental policy, subject to shareholder approval. Any other approvals required with respect to the conversion of the Fund to an interval fund, including the timing of implementation or with respect to operational matters such as those relating to the daily valuation of Fund securities, will be considered by the New Board.

In connection with the conversion to an interval fund, the Fund’s advisory fee would thereafter be calculated and accrued on a daily basis based on the Fund’s average daily net assets and payable monthly in arrears, rather than being calculated based on the Fund’s net assets determined as of the last calendar day of each month and payable quarterly in arrears, as provided in the New Advisory Agreement and discussed in more detail under Proposal 1.

Proposal 4 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of the other Proposals described in this Proxy Statement.

Background and Reasons

The Current Board recommends a vote to approve the adoption of a fundamental policy to conduct periodic repurchases of the Fund’s outstanding common shares pursuant to Rule 23c-3 under the 1940 Act. ECM and XAI have advised that such periodic repurchase offers will allow for more consistent liquidity for the Fund’s shareholders. As described in greater detail below, upon adopting the fundamental policy, the Fund would be required to conduct quarterly repurchase offers unless limited exceptions (as discussed below) apply. Under the current structure, the Fund will only conduct tender offers at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion.

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Historically, following an initial lock-up, the Fund has conducted tender offers for 15% of the net assets of the Fund on a quarterly basis in the Board’s discretion. Adopting this proposal would enable the Fund to take advantage of a more efficient and predictable repurchase offer process pursuant to Rule 23c-3. Although the Fund currently expects, subject to approval by the New Board, to offer to repurchase 5% of the Fund’s outstanding shares in each quarterly repurchase offer, Shareholders would benefit from the assurance that repurchases would be conducted quarterly. Moreover, 5% quarterly repurchase offers also allow additional flexibility for investment opportunities. Additionally, the potential conversion to an interval structure could potentially allow the Fund to achieve a wider distribution via intermediary platforms, which in turn could allow the Fund to achieve economies of scale and reduce expenses for shareholders over time as well as the opportunity to increase the asset base upon which repurchase offers will be based. In addition, if converted to an interval fund, the Fund would transition to calculate its net asset value on a daily basis, which may enhance transparency and facilitate the administration of repurchase offers for shareholders and financial intermediaries. Currently, the Fund calculates its net asset value on a monthly basis.

If approved, the Fund would intend to make one repurchase offer of no less than 5% and no more than 25% of its shares outstanding each quarter at a price equal to the net asset value per share (“NAV”). Such repurchases are referred to as “Mandatory Repurchases” because the Fund is required to conduct the repurchase offer unless certain limited circumstances occur (as set forth below under the heading “Suspension or Postponement of Mandatory Repurchase”). If approved by shareholders and the New Board, the Fund currently intends to make a repurchase offer for 5% of the Fund’s outstanding shares each quarter. If a repurchase offer by the Fund is oversubscribed, the Fund may, but will not be required to, purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender stock in an amount exceeding the repurchase offer amount plus 2% of the common shares outstanding on the Repurchase Request Deadline (as defined below), the Fund would repurchase shares on a pro rata basis. There is no guarantee that shareholders would be able to sell all of the shares they desire in a Mandatory Repurchase. The Fund would intend to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements.

If approved, the offer to repurchase shares would be a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders would be notified in writing of each Mandatory Repurchase and the date the repurchase offer would end (the “Repurchase Request Deadline”). Shares would be repurchased at the NAV per share determined by the Fund no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders would be notified in writing about each Mandatory Repurchase offer and how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline would be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase would be made no more than seven days after the Repurchase Pricing Date.

The New Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

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Determination of Repurchase Offer Amount

The New Board, in its sole discretion, would determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for the given Repurchase Request Deadline. The Repurchase Offer Amount would be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Currently, the Fund would intend to make a repurchase offer for 5% of the Fund’s then outstanding shares each quarter. Accordingly, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of the total number of shares outstanding. If a repurchase offer by the Fund is oversubscribed, the Fund may, but will not be required to, purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If shareholders tender for repurchase more than the Repurchase Offer Amount plus an additional 2% (if applicable), the Fund would repurchase the shares on a pro rata basis, provided that the Fund may accept all shares tendered for Mandatory Repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund would accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Written notification of each quarterly repurchase offer will be sent by the Fund at least 21 days and not more than 42 days before each Repurchase Request Deadline to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notice”). The Shareholder Notice would contain information shareholders should consider when deciding whether or not to tender their shares for Mandatory Repurchase. The notice also would include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Repurchase Offer Amount and identify the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notice also would set forth the NAV computed by the Fund no more than seven days before the date of the Shareholder Notice, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The share repurchase price would be the NAV on the date on which the repurchase price for shares is determined. The Shareholder Notice also would provide information concerning the NAV, such as the NAV as of a recent date, and a toll-free number for information regarding the Mandatory Repurchase.

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by shareholders prior to any Repurchase Request Deadline would be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase would be made no more than seven (7) days after the Repurchase Pricing Date. The New Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

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If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Mandatory Repurchase, the Fund may, but will not be not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund would repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund would accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

Suspension or Postponement of Mandatory Repurchase

The Fund may suspend or postpone a Mandatory Repurchase pursuant to a vote by a majority of the New Board’s Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, and only: (a) if making or effecting the Mandatory Repurchase would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. If a Mandatory Repurchase is suspended or postponed, the Fund would provide notice to its shareholders of such suspension or postponement. If the Fund renews the Mandatory Repurchase, the Fund would send a new notification to its shareholders in compliance with Rule 23c-3.

Liquidity Requirements

The Fund would maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notice is sent until the Repurchase Pricing Date. The Fund would ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The New Board would adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with a Mandatory Repurchase and the liquidity requirements described above. If, at any time, the Fund falls out of compliance with these liquidity requirements, the New Board would take whatever action it deems appropriate to ensure compliance.

Risks Related to the Approval of this Proposal

Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly repurchase offer requirements. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than ECM or XAI otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. ECM and XAI would intend to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the

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Fund borrows to finance repurchases, interest on that borrowing would negatively affect shareholders who do not tender their shares in a Mandatory Repurchase by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In addition, the Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities. Repurchase of the Fund’s shares would tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund would be a taxable event to shareholders participating in the repurchase.

The Fund is intended as a long-term investment. The Mandatory Repurchases would be the only means of liquidity provided by the Fund through which shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Because the Fund would provide liquidity through the Mandatory Repurchases, it does not anticipate seeking to complete a liquidation event in the future. Other than Mandatory Repurchases, shareholders do not have the right to have their shares redeemed by the Fund or transfer or exchange their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The Fund’s shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Required Vote

Adoption of the fundamental policy requires the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

Consequences of Shareholders not approving the Adoption of a Fundamental Policy to Conduct Periodic Repurchases

If the shareholders do not approve the proposal to adopt a fundamental policy to conduct periodic repurchases, the Fund will continue to operate as a tender offer fund.

The approval or non-approval of Proposal 4 will not affect the implementation of Proposals 1, 2 and 3, which will be implemented if each of Proposals 1, 2 and 3 is approved by shareholders.

Recommendation of the Board of Trustees

For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR Proposal 4.

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ADDITIONAL INFORMATION

Board Considerations in Approving the New Advisory Agreement and the New Sub-Advisory Agreement

At a special in-person meeting held on May 15, 2026 (the “Meeting”), the Board of the Fund, comprised solely of Independent Trustees, unanimously voted to approve the New Advisory Agreement between XAI and the Fund and the New Sub-Advisory Agreement among the Fund, XAI and ECM, the Fund’s current investment adviser pursuant to the Current Advisory Agreement. XAI and ECM are collectively referred to in this section only as the “Advisers.” The New Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to for purposes of this section as the “New Agreements.”

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders in connection with the New Agreements as provided in connection with the Meeting, the Board took into account information furnished at prior Board meetings, including at the most recent quarterly regular Board meeting held on March 17, 2026 (the “March 2026 Meeting”), and at a special in-person meeting held on October 15, 2025 (the “Prior 15(c) Review Board Meeting”), at which the Board approved the Fund’s Current Advisory Agreement, including certain performance information and discussions with representatives of ECM, as well as such additional information it deemed relevant and appropriate in its judgment. In connection with its review of the New Agreements, the Board requested, and ECM provided, any updates to the foregoing information that was provided by ECM in connection with the most recent approval of the Fund’s Current Advisory Agreement.

In connection with its consideration of the New Agreements, the Board requested and reviewed responses from the Advisers to the Section 15(c) requests posed to the Advisers on behalf of the Board by independent legal counsel and supporting materials relating to those questions and responses, as well as other information and data provided, including the New Advisory Agreement, the New Sub-Advisory Agreement, each Adviser’s Form ADV Part 1A, brochure and any brochure supplements, as applicable, profitability information, comparative information about the Fund’s performance, advisory fees and expense ratio, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by ECM during the course of the year and in prior years, to evaluate the New Agreements, as applicable, with respect to the Fund. In addition, in connection with its consideration of the New Agreements, the Board requested and reviewed responses from the Advisers to due diligence questions regarding the Transaction. The Board reviewed and discussed each Adviser’s Section 15(c) response and discussed various questions and information with representatives of the Advisers at the Meeting, including with respect to the Transaction. The Board also considered the presentations by representatives of the Advisers provided at the Meeting and by ECM at the March 2026 Meeting. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Advisers. The Board was also advised by independent legal counsel and met in executive sessions at which no representatives of management were present to consider the approval of the New Agreements with respect to the Fund. The Board noted that the information received and considered by the Board in connection with consideration of the New Agreements was both written and oral. Based on its evaluation of this information, the Board, comprised entirely of Independent Trustees, unanimously approved each of the New Advisory Agreement and the New Sub-Advisory Agreement for an initial two-year period from the date on which each of the New Advisory Agreement and New Sub-Advisory Agreement is approved by a majority of the outstanding voting securities of the Fund.

In determining whether to approve the New Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Agreements and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board

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considered with respect to its approval of the New Agreements with respect to the Fund is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the Fund’s advisory arrangements at the Prior 15(c) Review Board Meeting and on the Board’s ongoing regular review of Fund performance and operations throughout the year and in prior years.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Advisers under the New Agreements. The Board considered, among other things, the terms of each of the New Agreements and the range of services proposed to be performed by ECM and by XAI. The Board considered the services historically provided by ECM to the Fund and its shareholders under the Current Advisory Agreement and noted that the terms of the New Advisory Agreement, including the advisory fee rate, will be substantially similar to the Current Advisory Agreement, except that the New Advisory Agreement provides that, if the Fund were to operate as an interval fund under Rule 23c-3 under the 1940 Act in the future, subject to shareholder approval, the Fund’s advisory fee would thereafter be calculated and accrued on a daily basis based on the Fund’s average daily net assets and payable monthly in arrears, rather than being calculated based on the Fund’s net assets determined as of the last calendar day of each month and payable quarterly in arrears. The Board noted the Advisers’ assertion that they do not expect such change to materially impact the amount of fees paid by the Fund to XAI under the New Advisory Agreement upon the Fund’s conversion to an interval fund. The Board noted the services to be provided under the New Advisory Agreement by XAI, including supervision and oversight of ECM. The Board noted the non-investment advisory services to be provided by XAI, including the supervision and coordination of the Fund’s service providers and the provision of related administrative and other services. The Board noted ECM’s role under the New Sub-Advisory Agreement would be similar to its prior role as sub-adviser to the Fund. The Board noted that the New Sub-Advisory Agreement was substantially similar to the prior investment sub-advisory agreement with ECM with respect to the Fund except that, similar to the New Advisory Agreement, the New Sub-Advisory Agreement provides that, if the Fund were to operate as an interval fund under Rule 23c-3 under the 1940 Act in the future, the Fund’s sub-advisory fee would thereafter be calculated and accrued on a daily basis based on the Fund’s average daily net assets and payable monthly in arrears. The Board also considered each Adviser’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of each Adviser, if any, and its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Fund.

In addition, the Board considered the Advisers’ professional personnel who provide or will provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board reviewed the experience, qualifications, backgrounds, and responsibilities of XAI’s senior professionals who would be primarily responsible for the Fund’s management. The Board also considered XAI’s role and experience in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board discussed the ability of XAI to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by XAI that are necessary for the operation of the Fund. The Board considered the benefits that the Fund is anticipated to derive from the resources available to ECM as a result of the relationship with XAI.

In addition, the Board considered the compliance programs and compliance records and regulatory history of the Advisers. The Board noted the Advisers’ anticipated support of the Fund’s compliance control structure, including the resources that are to be devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the anticipated efforts of the Advisers to address cybersecurity risks and invest in business continuity planning. The Board also noted that it received and reviewed information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included

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evaluating the regulatory compliance systems of ECM and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered XAI’s policies and procedures, including the Fund’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be satisfactory and reasonably designed to ensure compliance with the federal securities laws. In addition, the Board considered its familiarity with ECM’s personnel obtained from the Board’s oversight of the Fund.

The Board considered the Fund’s proposed operation in an adviser/sub-adviser structure and reviewed the responsibilities that XAI has under this structure, including, but not limited to, monitoring and evaluating the performance of ECM, monitoring ECM for adherence to the stated investment objectives, strategies, policies and restrictions of the Fund, and supervising ECM with respect to the services to be provided under the New Sub-Advisory Agreement. The Board also considered the nature and extent of responsibilities retained and significant risks to be assumed by XAI and not delegated to or assumed by ECM in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase cost of operations and introduce legal and administrative challenges with respect to management of the Fund. The Board also considered the process used by XAI, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers, and provide other services under the New Advisory Agreement. Based in part on the information provided by XAI, the Board concluded that XAI could potentially enhance the nature, quality, and extent of services provided to the Fund and its shareholders. In considering the nature, extent, and quality of the services to be provided by XAI, the Board noted its management of other closed-end funds and a closed-end interval fund as well as its consulting work with a large number of closed-end interval funds.

With respect to ECM, which currently provides day-to-day portfolio management services for the Fund pursuant to the Current Advisory Agreement, the Board considered, among other things, the quality of ECM’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its financial condition, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and ECM’s approach for compensating the portfolio managers. Moreover, the Board considered that XAI would have the oversight responsibility for conflicts of interest relating to the Fund. In considering the nature, extent, and quality of the services to be provided by ECM, the Board took into account its knowledge of ECM’s management and the quality of the performance of its duties as the Fund’s investment adviser and as the Fund’s investment sub-adviser, acquired through discussions and reports during the preceding years, and the quality and level of services provided to the Fund in each role. Based on the information provided by ECM, including that ECM currently expected no material changes as a result of the Transaction in personnel or operations, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders by ECM were very likely to continue under the New Sub-Advisory Agreement. The Board considered the Advisers’ expectation that the Fund may benefit from the expanded distribution resources that would become available to the Fund and ECM following the Transaction.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by XAI and ECM, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreement and the New Sub-Advisory Agreement, as applicable. The Board also concluded that approval of the New Agreements were in the best interests of the Fund and its shareholders and, based on the information provided to it, does not involve a conflict of interest from which XAI, ECM, or any officer or Trustee of the Fund or any officer or board member of the Advisers derive an inappropriate advantage. In addition, the Board concluded that the Fund was likely to benefit from services to be provided under the New Agreements.

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Fund Performance. In considering the performance of the Fund, the Board considered that the same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio and that the Fund’s investment objective and strategies would remain unchanged. The Board reviewed the performance of the Fund over various periods as presented in the Board meeting materials and throughout the past year. The Board also noted various data and materials provided to the Board at prior meetings by ECM concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”) received in connection with the Prior 15(c) Review Board Meeting, comparing the investment performance of the Fund to a group of peer funds. The Board took into account information received at the Prior 15(c) Review Board Meeting, as well as at the March 2026 Meeting, including ECM’s discussion of the Fund’s performance and took into account factors contributing to the performance of the Fund relative to its benchmark and peers for the relevant period. The Board also took into account factors including general market conditions; the “style” in which the Fund is managed; issuer-specific information; and fund cash flows. Based on these considerations, the Board determined that it was reasonable to conclude that the Advisers would continue to have the capability of providing satisfactory investment performance for the Fund.

Advisory Fees and Expenses. The Board reviewed and considered the proposed advisory fee rate of the Fund to be paid to XAI under the New Advisory Agreement and the Fund’s total net expense ratio. The Board considered that the advisory fee rate for the Fund would not change under the New Advisory Agreement with XAI; however, the New Advisory Agreement provides that, if the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act in the future, subject to shareholder approval, the advisory fee will thereafter be accrued daily based on the Fund’s average daily net assets and payable monthly in arrears. The Board noted the Advisers’ assertion that they do not expect such change to materially impact the amount of fees paid by the Fund to XAI under the New Advisory Agreement upon the Fund’s conversion to an interval fund. The Board reviewed information contained in the Broadridge Report comparing the Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio. The Board noted that the Fund’s contractual advisory fee and net total expenses were below the median of the Fund’s peer group as selected in the Broadridge Report. The Board also took into account that ECM, as the Fund’s current investment adviser, has contractually agreed to limit the total annualized operating expenses of the Fund to 1.50% with respect to the Fund’s Class I Shares and 2.25% with respect to the Fund’s Class A Shares, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that XAI would continue such Expense Cap for the Fund for at least a one- year period.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by XAI to other types of clients with investment strategies similar to those of the Fund, if any.

In addition, the Board received and considered information about the portion of the advisory fee to be retained by XAI after payment of the fee to ECM for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by XAI and not delegated to or assumed by ECM, and about XAI’s on-going oversight services. The Board also considered that the sub-advisory fee rate proposed to be paid to ECM had been negotiated by XAI on an arm’s length basis and would be paid by XAI and not the Fund. The Board also noted the allocation agreement to be entered into with respect to the Fund’s expenses. The Board considered XAI’s explanation that the proposed sub-advisory fee rate is priced at a

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competitive level. The Board also received and considered information about the nature and extent of services offered and fee rates charged by ECM to other types of clients with investment strategies similar to those of the Fund, if any.

The Board also noted the Advisers’ representation that the services to be provided to the Fund are not duplicative of the advisory services provided by the investment managers of the underlying funds in which the Fund may invest.

Based on the foregoing expense data and information provided by the Advisers, the Board concluded that neither the Transaction or the New Agreements would likely have an adverse effect on the Fund’s expenses because (i) the Fund’s contractual advisory fee rate to be paid under the New Advisory Agreement would remain the same and that (ii) XAI had committed to pay all costs related to the proxy solicitation. In addition, based on information provided by the Advisers, the Board concluded that the Advisers would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Fund under the New Agreements as is the case under the Current Advisory Agreement. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to XAI under the New Advisory Agreement and to ECM under the New Sub-Advisory Agreement were reasonable.

Profitability. The Board received and considered information concerning XAI’s costs of sponsoring the Fund and the estimated profitability of XAI and its affiliates, if any, with respect to its provision of services to the Fund. The Board noted that the levels of profitability may be affected by numerous factors. The Board took into account the expenses to be borne by XAI, XAI’s continuation and extension of the Fund’s Expense Cap, and XAI’s resources to be utilized in managing the Fund. Based on its review, the Board concluded that XAI and its affiliates’ estimated profitability, if any, from their relationship with the Fund, after taking into account a reasonable allocation of costs, would not be excessive.

In addition, the Board received information relating to the operations and anticipated profitability to ECM from providing services to the Fund as an investment sub-adviser. The Board considered representations from the Advisers that ECM’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by XAI and not the Fund. Accordingly, the Board concluded that the anticipated profitability of ECM was a less relevant factor with respect to the Board’s consideration of the New Sub-Advisory Agreement.

Economies of Scale. The Board considered the potential for XAI to experience economies of scale in the provision of advisory services to the Fund if the Fund grows. The Board also considered that XAI may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account XAI’s discussion of the Fund’s fee structure and current size, as well as its prospects for growth. The Board considered XAI’s assertion that its fund sales and national accounts platform may provide the Fund with broader distribution reach and deeper engagement with key intermediary channels and that this may increase the Fund’s visibility, support longer-term asset growth, and potentially lead to greater expense efficiencies. The Board also considered the potential benefit to the Advisers in this regard relating to the Expense Cap. The Board also considered the profitability analysis provided by XAI and noted that while expenses of managing the Fund as a percentage of assets under management would be expected to decrease if the Fund’s assets continued to grow, at current asset levels, economies of scale have not yet been reached. The Board determined that, because of the Fund’s asset size, the Board did not believe breakpoints were appropriate at this time and that XAI’s proposed arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also recognized that, because the Fund’s sub-advisory fees are paid

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by XAI, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the New Advisory Agreement.

“Fall-Out” Benefits. The Board received and considered information regarding potential “fall-out” or ancillary benefits that XAI or its affiliates, if any, may receive as a result of their relationship with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in XAI’s business as a result of its relationship with the Fund. In addition, the Board considered the potential benefits, other than sub-advisory fees, that ECM and its affiliates, if any, may receive because of their relationships with the Fund, including the benefits of research services that may be available to ECM or its affiliates, if any, as a result of securities transactions effected for the Fund and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Advisers and their affiliates are unreasonable.

Conclusion. At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of each of the New Agreements with respect to the Fund was in the best interest of the Fund and its shareholders.

No Appraisal Rights

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal.

Other Matters to Come Before the Meeting

The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Principal Underwriter

The current distributor, PINE Distributors LLC (the “Current Distributor”), acts as the statutory principal underwriter of the Fund. The Current Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Current Distributor is not affiliated with XAI, ECM or any other service provider for the Fund. However, an affiliate of the Current Distributor, PINE Advisor Solutions, LLC, provides services to ECM, XAI and the XAI Fund Complex. The Current Distributor’s offices are located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

Administrator

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administrative, fund accounting agency, transfer agency and registrar services to the Fund.

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Information about the Fund

The Fund is a closed-end management investment company organized as a Delaware statutory trust. Evanston Capital Management, LLC is the investment adviser to the Fund. ECM’s principal office is located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201. The Fund’s current custodian is the Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, and its current transfer agent is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Fund does not place any brokerage transactions with any affiliates of ECM.

XA Investments LLC is proposed to be the new investment adviser to the Fund as a result of the Transaction, with ECM serving as the sub-adviser to the Fund. XAI’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Information about ECM

Evanston Capital Management, LLC, a Delaware limited liability company, was established in 2002. All of ECM’s equity is owned by Evanston Capital Management, L.P. (“ECM LP”), an entity primarily owned by ECM employees. ECM’s principal office is located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201. As of May 1, 2026, ECM and its affiliates managed approximately $4.6 billion in assets, on a discretionary basis, primarily in private investment funds. Information regarding the principal executive officers and directors of ECM is as follows:

Name	Title/Principal Occupation
Adam B. Blitz, CFA.	Chief Executive Officer, Co-Chief Investment Officer and Founding Partner
Ken Meister, CFA	President, Co-Chief Operating Officer and Founding Partner

Information about XAI

XA Investments LLC was founded in 2016 by XMS Capital Partners. XAI’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of December 31, 2025, XAI and its affiliates managed $865 million in assets, including three closed-end funds. XAI also provides investment fund restructuring and consulting services focused on closed-end funds. Information regarding the principal executive officers and directors of XAI is as follows:

Name	Title/Principal Occupation
John “Yogi” Spence	Co-Chief Executive Officer
Theodore F. Brombach	Co-Chief Executive Officer
Kimberly Ann Flynn	President
Benjamin D. McCulloch	General Counsel & Managing Director
Kevin B. Davis	Managing Director & Head of Sales

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Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund are listed below. The following record owners of the Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund trustee or officer, as the case may be, is noted. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Baird Trust Company Trustee FBO/Stephen G. Brentano Sep IRA 8679 West 102nd Terrace Overland Park, KS 66212	44,061.2250	Record	12.73%
Class A	DA Davidson & Co. Custody/FBO Sheryl L. Simkins TTEE John M. Simkins Marital Trust UWO John M. Simkins DTD 3/17/97 1625 Kenyon Drive Bozeman, MT 59715	43,035.1940	Record	12.44%
Class A	DA Davidson & Co. Custody/FBO Sheryl L. Simkins TTEE John M. Simkins Family Trust UWO John M. Simkins DTD 3/17/97 1625 Kenyon Drive Bozeman, MT 59715	43,035.1940	Record	12.44%
Class A	DA Davidson & Co. Custody/FBO Shane Simkins 9441 Market Drive Parker, CO 80134	41,511.3590	Record	12.00%
Class A	Julie Grumet 1316 Midwood Place Silver Spring, MD 20910	35,097.3130	Record	10.14%
Class A	Clifford Barone 29 Mountainside Drive Morristown, NJ 07960	27,567.0090	Record	7.97%
Class A	Anthony Benevento and Jacqueline Benevento 15 Sawyer Kill Terrace Saugerties, NY 12477-1139	24,714.5080	Record	7.14%
Class A	Baird Trust Company Trustee FBO/Edward H. Frey Traditional IRA 3008 West Key West Street Wichita, KS 67204	24,033.3960	Record	6.94%
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Class A	Baird Trust Company Trustee FBO/Gary Powell IRA 1223 Lorene Drive Pasadena, MD 21122	20,325.1680	Record	5.87%

The following table shows the dollar range of the Fund’s equity securities that are beneficially owned* by each member of the Current Board, each nominee for the New Board and the existing officers of the Fund as of the Record Date.

Trustee/Officer Name	Dollar Range of Beneficially-Owned Securities of the Fund	Aggregate Dollar Range of Beneficially Owned Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
David B. Boon	$0	$0
Donald J. Herrema	$0	$0
Catherine A. Zaharis	$0	$0
Ian Martin	$0	$0
Zachary P. Richmond	$0	$0
Karen Jacoppo-Wood	$0	$0
Martin R. Dean	$0	$0
Independent Trustee Nominee
Danielle Cupps	$0	$0
Gregory G. Dingens	$0	$0
Philip G. Franklin	$0	$0
William Meyers	$0	$0
Scott Craven Jones	$0	$0
Interested Trustee Nominee
Theodore J. Brombach	$0	$0

(1) The Family of Investment Companies consists of the Fund.

To the knowledge of the Fund, as of the Record Date, (i) no trustee of the Fund and no “named executive officer” of the Fund (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of the Fund, and (ii) all trustees and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of each class of the Fund.

The Current Board is not aware of any arrangements, the operation of which may result in a change in control of the Fund.

_______________

*“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Exchange Act.

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Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s executive officers and trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended March 31, 2026, all filings applicable to such persons were completed and filed in a timely manner.

Affiliated Brokerage

During the fiscal year ended March 31, 2026 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, XAI, ECM, the Fund’s administrator or the Fund’s distributor.

Other Payments to Affiliates

During the fiscal year ended March 31, 2026 (the most recent fiscal year for which such information is available), the Fund made no material payments to XAI, ECM, or any affiliated person of XAI or ECM for services provided to the Fund other than for services provided pursuant to the Current Advisory Agreement.

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund at Evanston Capital Management, LLC, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund at 1-833-821-7800. The Fund’s annual and semi-annual reports to shareholders may also be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Householding

The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial services firm.

Shareholder Proposals for Subsequent Meetings

The Fund is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

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Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund at the following address: Board of Trustees, Evanston Multi-Alpha Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board in certain circumstances.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM. TO ENSURE THAT YOUR VOTE IS COUNTED, YOUR EXECUTED PROXY CARD MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON AUGUST 12, 2026.

/s/ Ian Martin
Ian Martin,
President and Principal Executive Officer

Date: June 12, 2026

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

EVANSTON MULTI-ALPHA FUND AND

EVANSTON CAPITAL MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of January 29, 2026 is entered into by and between Evanston Multi-Alpha Fund (formerly, North Square Evanston Multi-Alpha Fund), a Delaware statutory trust (the “Fund”), and Evanston Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Fund desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Fund pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.       APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Board”).

2.       DUTIES OF THE ADVISER.

(a) Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i) act as investment adviser for the Fund and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii) develop and provide the investment program for the Fund, including determining what portion of the Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii) arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund;

(iv) monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

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(v) provide recommendations to the Board from time to time regarding the Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi) provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii) keep the Fund and Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and

(viii) furnish the Fund and Board with such other documents and information as the Fund may from time to time reasonably request.

(b) In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of the Fund that are not (1) provided by employees of, or other agents engaged by, the Fund or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i) Coordinating and supervising, together with the Fund’s administrator, all aspects of the Fund’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, counsel and other parties performing services or operational functions for the Fund, as well as serving as the primary liaison between such service providers and the Board;

(ii) providing office space, equipment, office supplies and other facilities, including for Board and Board committee meetings and records of the Fund;

(iii) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other materials for the Fund required to be filed under applicable law;

(iv) overseeing and assisting in the preparation of all general or routine shareholder communications;

(v) supervising and monitoring the pricing process, including calculating the Fund’s net asset value(s), assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available or as otherwise required with the 1940 Act or the Fund’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi) arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Fund;

(vii) coordinating, preparing and distributing, as applicable, materials for Board and Board committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of this Agreement, any Sub-Advisory Agreement, and related agreements;

(viii) overseeing and monitoring the Fund’s compliance with its policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix) administering the Fund’s code of ethics and reporting to the Board on compliance therewith;

(x) assisting, as relevant, the Fund in connection with regulatory examinations, inspections or investigations of the Fund;

(xi) monitoring, budgeting, approving and arranging for payment of expenses of the Fund;

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(xii) overseeing the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the SEC as required by the 1940 Act;

(xiii) assisting the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Fund so that it may be included in financial information certified by Fund officers in applicable filings;

(xiv) overseeing the maintenance of the Fund’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xv) overseeing the administration and implementation of the Fund’s privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvi) implementing and maintaining a business continuation and disaster recovery program for the Fund;

(xvii) arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xviii) maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xix) performing due diligence on the Fund’s third-party service providers and negotiating service agreements with those third-parties; and

(xx) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3.       SUB-ADVISERS AND SUB-CONTRACTORS.

(a) The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b) To the extent the Adviser delegates any of its duties under this Agreement with respect to the Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of the Fund. The Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more Sub-Advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities shall include:

(i) Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

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(ii) Assessment of the Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii) Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv) Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v) Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of the Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi) Analyzing, researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii) Monitoring each Sub-Adviser’s voting of proxies with respect to the Fund’s portfolio holdings;

(viii) Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4.       REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a) shall, in all matters, give to the Fund and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the applicable provisions of the Agreement and Declaration of Trust and By-Laws, if any, of the Fund, as such documents may be amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its registration statement on Form N-2 in effect from time to time; and (v) compliance policies and procedures of the Fund as adopted by the Board;

(b) will, with respect to the Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of the Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and

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amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e) will supply such information to the Fund and permit such compliance inspections by the Fund as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f) will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

5.       REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:

(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c) has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Fund; (ii) the By-Laws of the Fund, if any; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving the form of this Agreement; and (iv) current copies of the Fund’s prospectus and statement of additional information. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6.       SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.       BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Adviser maintaining copies of any such records, including the performance records of the Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8.       INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Adviser, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

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9.       ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10.       EXPENSES. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Fund’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) subject to the provisions of Section 12 hereof, any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b) The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any Sub-Advisers.

11.       COMPENSATION. The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated) paid quarterly in arrears. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

12.       LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a) The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the underlying portfolio funds in which the Fund invests, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement.

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       (b) The Fund will indemnify the Adviser, any affiliate of the Adviser, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(c) Notwithstanding any of the foregoing, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13.       DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14.       NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15.       AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16.       GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

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17.       USE OF THE NAME AND BRAND FOR THE FUND. The Adviser has consented to the use by the Fund of the name, brand, associated logo or trademark, or identifying word “Evanston” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “Evanston” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Fund to cease using “Evanston” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

18.       ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Fund.

19.       MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

20.       COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Remainder of this page is left blank intentionally]

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND:

EVANSTON MULTI-ALPHA FUND

By: /s/ Ian Martin

Name: Ian Martin

Title: President

THE ADVISER:

EVANSTON CAPITAL MANAGEMENT, LLC

By: /s/ Kenneth A. Meister

Name: Kenneth A. Meister

Title: President & Co-COO

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EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], 2026 between Evanston Multi-Alpha Fund, a Delaware statutory trust (the “Trust”), and XA Investments LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth; and

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.	Appointment

(a)            The Trust hereby appoints the Adviser to act as the investment adviser to the Trust and to furnish the management and investment advisory services described herein, for the period and upon the terms herein set forth.

(b)           The Adviser hereby agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust’s assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

(c)            The Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.              Duties and Obligations of the Adviser with Respect to Investment of Assets of the Trust.

(a)            Subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall:

(i)	act as investment adviser for and supervise and manage the investment and reinvestment of the Trust’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting,
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exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;

(ii)	supervise the investment program of the Trust and the composition of its investment portfolio; and
(iii)	arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust.

(b)           In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust’s assets pursuant to this Agreement and to applicable law.

(c)            The Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and U.S. Securities and Exchange Commission (“SEC”) requirements through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.

(d)           To the extent prohibited by Regulation S-P, the Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust or any of its service providers regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) ensure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.

(e)            The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the Adviser, now and in the future,

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and understands and agrees that the Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.

(f)            The Adviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.              Duties and Obligations of the Adviser with Respect to the Management of the Trust

The Adviser shall perform the management services necessary for the operation of the Trust, including providing the Trust necessary personnel and such other services as the Adviser, subject to review by the Board of Trustees, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Trust, shall conduct relations with administrators, custodians, depositories, transfer agents, pricing agents, investor support service providers, investor relations providers, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

4.	Covenants

(a)            In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:

(i)	the provisions of the 1940 Act and the Advisers Act and all applicable rules and regulations of the SEC;
(ii)	any other applicable provision of law;
(iii)	the provisions of the Amended and Restated Agreement and Declaration of Trust and By- Laws of the Trust, as such documents are amended from time to time;
(iv)	the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2 in effect from time to time; and
(v)	any policies and determinations of the Board of Trustees of the Trust.

(b)           The Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement.

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(c)            The Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust, and follow such compliance policies and procedures in performing its services under this Agreement; and

(d)           The Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

5.	Portfolio Transactions

(a)            In the performance of its duties under this Agreement, the Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)           At the request of the Board of Trustees of the Trust, the Adviser will identify and provide a written description to the Board of Trustees of “soft dollar” arrangements that the Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)            From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which other advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot

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participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act that permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

6.	Confidentiality

Each of the Trust and the Adviser acknowledge and agree that pursuant to this Agreement, either party may have access to the other party’s confidential and proprietary information and materials concerning or pertaining to the other’s business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, they will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement; provided, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (iv) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information.

7.	Services Not Exclusive

(a)            Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

(b)           The Adviser may manage other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as

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investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.

8.              Books and Records

(a)            The Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)           In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.

9.	Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of the Trust.

10.	Expenses

(a)            During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (c) of this Section 10, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

(b)             The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm or pricing vendor, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) commitment fees, interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments or used for cash management purposes; (5) sales and

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repurchases of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) federal, state and local taxes; (10) independent trustees’ fees and expenses; (11) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (12) costs of any reports, registration statements (including supplements thereto), proxy statements or other notices to shareholders, including printing costs; (13) shareholder servicing fees; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, website costs, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of the Adviser; (18) the Trust’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (19) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (20) all other expenses incurred by the Trust in connection with administering the Trust’s business.

11.	Compensation of the Adviser

(a)            The Trust agrees to pay to the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee calculated at an annual rate equal to 1.00% of the Trust’s Net Assets (the “Advisory Fee”) determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated) and payable quarterly in arrears. Notwithstanding the foregoing, if the Trust at any time operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, the Advisory Fee shall thereafter be accrued daily based on the Trust’s “average daily Net Assets” and payable monthly in arrears.1

(b)           For any period less than a month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion which such period bears to a full month.

(c)            “Net Assets” means the total assets of the Trust, minus its total liabilities,

1 “Average daily Net Assets” means an average of all the determinations of the Fund's Net Assets during a given month at the close of business on each business day during such month.

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determined in accordance with the Trust’s valuation procedures adopted by the Board of Trustees.

(d)           For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets, and on days on which the value of the Trust’s assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the value of the Trust’s assets was determined.

(e)            The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of all or a portion of the Advisory Fee.

12.	Representations and Warranties
(a)	The Trust represents and covenants to the Adviser as follows:
(i)	The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.
(ii)	The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.
(iii)	The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.
(b)	The Adviser represents and covenants to the Trust as follows:
(i)	The Adviser is duly organized and validly existing under the laws of the State of Delaware.
(ii)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the
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parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)	The Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
13.	Limitation on Liability

The Adviser, its partners, officers, managers, employees, affiliates, successors, or other legal representatives will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.	Indemnification

The Trust shall indemnify, defend and protect the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Indemnified Party’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

Notwithstanding any of the foregoing provisions of Section 13 or Section 14, such provisions shall not be construed so as to relieve the Adviser or any other Indemnified Party of, or provide indemnification with respect to, any liability (including liability under

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federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 13 and Section 14 to the fullest extent permitted by law.

15.	Duration and Termination

(a)            This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)	the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and
(ii)	the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)           Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice to the Trust (which notice may be waived by the Trust).

(c)	This Agreement will immediately terminate in the event of its assignment.

(d)           As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)            The terms of Sections 6, 8, 13 and 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.

16.	Notices

Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

17.	Amendment of this Agreement
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No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

19.	Use of the Name

The Adviser has consented to the use by the Trust of the name or identifying word “XA,” “XAI” or “XA Investments” in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word “XA,” “XAI” or “XA Investments” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using “XA,” “XAI” or “XA Investments” in the name of the Trust, if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust. If so required by the Adviser, the Trust will cease using “XA,” “XAI” or “XA Investments” in its name as promptly as practicable and make all reasonable efforts to remove “XA,” “XAI” or “XA Investments” from its name.

20.	Miscellaneous

(a)            The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(c)            Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)           This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)            This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement. Counterparts may be delivered via facsimile, electronic mail (including

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pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)            This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

(g)           The parties hereto are expressly put on notice that the Trust’s Amended and Restated Agreement and Declaration of Trust was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Amended and Restated Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

EVANSTON MULTI-ALPHA FUND

By:

Name:

Title:

XA INVESTMENTS LLC

By:

Name:

Title:

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EXHIBIT C

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], 2026 (the “Effective Date”) among Evanston Multi-Alpha Fund, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Evanston Capital Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of [ ], 2026 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub- contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub- advisory services;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.	Appointment

(a)            The Adviser hereby appoints the Sub-Adviser to act as the investment sub- adviser to the Trust and to furnish the services described herein, for the period and upon the terms herein set forth.

(b)           The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the Trust’s assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

(c)            The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this

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Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.	Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust

(a)            Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the reasonable request of the Adviser in connection with the investment and reinvestment of the Trust’s assets:

(i)	managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;
(ii)	subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;
(iii)	providing investment research and credit analysis concerning the assets of the Trust;
(iv)	monitoring on a regular basis the investment activities and portfolio holdings relating to the Trust;
(v)	voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and
(vi)	settlement of transactions and completing corporate actions.

(b)           At the reasonable request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith. For the avoidance of doubt, the Sub-Adviser is permitted to request funds to be drawn under any credit facility of the Trust or repaid thereunder; provided, however, that any such drawdown or repayment shall be subject to the Adviser’s approval and discretion (which shall not to be unreasonably withheld or delayed), and nothing herein shall limit the Adviser’s authority to determine whether and when to employ or reduce financial leverage.

(c)            In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.

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(d)           The Sub-Adviser will periodically communicate to the Adviser or other service providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.

(e)            In addition to the investment policies and guidelines of the Trust, the Adviser may from time to time communicate to the Sub-Adviser instructions (the “Instructions”) in writing that limit or supplement the investment policies and guidelines and are subject to prior approval by the Sub-Adviser, which approval shall not be unreasonably withheld. Neither the investment policies and guidelines nor the Instructions shall require the Sub-Adviser to obtain capabilities or resources beyond those it possesses as of the Effective Date. The Adviser shall promptly notify the Sub-Adviser in advance, in writing, of any change in the investment policies and guidelines that is made for any reason, including but not limited to a change by the Adviser, the Trust or in any applicable law or regulation. The Adviser acknowledges that the Sub-Adviser may be required to terminate delivery of certain data or services used in managing the Trust in the event the Sub- Adviser is no longer able to obtain such data or services. The Adviser acknowledges and warrants that Sub-Adviser shall be afforded a reasonable amount of time to implement any change described in this paragraph, but in no event (except after obtaining a proper exemptive order or other relief or the Trust’s consent) beyond the mandatory compliance date for any change in applicable law or regulation. The Sub-Adviser shall not be responsible for implementing (or failing to implement) any such change that is not specifically identified in a writing provided to the Sub-Adviser.

(f)            The Sub-Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and U.S. Securities and Exchange Commission (“SEC”) requirements through which the Sub- Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.

(g)           To the extent prohibited by Regulation S-P, the Sub-Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust or any of its service providers regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Sub- Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) ensure the security and confidentiality of records and non- public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Sub-Adviser shall treat confidentially all shareholder records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so

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requested by the Trust.

(h)           The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Sub-Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.

(i)             The Sub-Adviser shall provide such information as may reasonably be requested by the Adviser and/or the Board of Trustees under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(j)             Nothing in this Agreement is deemed to impose on the Sub-Adviser responsibility for the preparation of the Trust’s financial statements or the Trust’s other financial and regulatory filing and reporting obligations, provided that the Sub-Adviser shall provide sub-certifications in the form reasonably requested by the Trust relating to the Sub-Adviser’s services under this Agreement to assist the Trust in complying with the provisions of the Sarbanes-Oxley Act of 2002.

3.	Covenants

(a)            In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform in all material respects to, and act in accordance with, any requirements imposed by:

(i)	the provisions of the 1940 Act and the Advisers Act and all applicable rules and regulations of the SEC;
(ii)	any other applicable provision of law;
(iii)	the provisions of the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;
(iv)	the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2 in effect from time to time and as supplemented from time to time by the Trust’s shareholder reports and other SEC filings where notice of such supplementary changes has been provided to the Sub-Adviser consistent with Section 2(e) above; and
(v)	subject to Section 2(e) above, any policies and determinations of the Board of Trustees of the Trust.

(b)           The Sub-Adviser will not consult with any other sub-adviser of the Trust or

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any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.

(c)            The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub- Adviser will follow such Code of Ethics in performing its services under this Agreement.

(d)           The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in all material respects in performing its services under this Agreement; and

(e)            With respect to the services provided by the Sub-Adviser to the Trust, the Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

4.	Portfolio Transactions

(a)            In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)           At the reasonable request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust

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or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)            From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which other advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

5.	Confidentiality

Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may

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disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.

6.	Services Not Exclusive

(a)            Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement. It is understood that: (i) the Sub-Adviser provides investment advisory services to other clients and accounts; and (ii) the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the assets of the Trust.

(b)            The Sub Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its policies and procedures and its fiduciary obligations to the Trust and to such other clients. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds. In addition, the Sub-Adviser may, but shall be under no obligation to, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients of the Sub-Adviser, and to the extent permitted by applicable laws and regulations, aggregate the securities to be so purchased or sold in order to obtain favorable prices or lower brokerage commissions and efficient execution. Subject to the Sub-Adviser’s duty of best execution, the Adviser acknowledges that aggregation of orders may not result in more favorable prices or lower commissions in all cases.

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7.              Books and Records

(a)            The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)           In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.

(c)            Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub- Adviser’s obligations under this Agreement.

8.	Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust. The Trust shall select, engage and maintain at the Trust’s expense one or more custodians meeting the requirements of Section 17(f) of the 1940 Act and the rules, regulations and interpretations thereunder (each a “Custodian”) to serve as Custodian(s) of the Trust assets. The Adviser shall provide the Sub-Adviser, in writing, the identity of each Custodian, advance notice of any change in a Custodian and all other information regarding the Custodian(s) required for the Sub-Adviser to carry out its duties under this Agreement. The Adviser shall notify each Custodian of the appointment of the Sub-Adviser and of the authority of the Sub-Adviser to effect investments with respect to the Trust assets. All transactions authorized by this Agreement are made by payment to or delivery by the Custodian(s). The Sub-Adviser shall have no rights or responsibilities, including to direct payment or move cash or assets of the Trust, that would be defined as taking “custody” under the Advisers Act. In connection with the Trust’s custody agreement(s), the Adviser and the Trust will ensure that no such rights are given to the Sub-Adviser. The Trust and the Adviser will ensure that the Sub-Adviser may use the Depositary Trust Company’s Institutional Delivery System for trade confirmation and settlement.

9.	Expenses

(a)            During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties

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hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

(b)           The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

(c)            The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm or pricing vendor, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) commitment fees, interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments or used for cash management purposes; (5) sales and repurchases of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) federal, state and local taxes; (10) independent trustees’ fees and expenses; (11) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (12) costs of any reports, registration statements (including supplements thereto), proxy statements or other notices to shareholders, including printing costs; (13) shareholder servicing fees; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, website costs, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking approval of a new investment sub-advisory agreement in connection with a change of control of the Sub- Adviser; (18) the Trust’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (19) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (20) all other expenses incurred by the Trust in connection with administering the Trust’s business.

10.	Compensation of the Sub-Adviser

(a)            The Adviser agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this

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Agreement, a sub-advisory fee in an amount equal to the specified percentage in the table below of the advisory fee payable to the Adviser from the Trust (the “Sub-Advisory Fee”), determined as of the last calendar day of each month (before any repurchases and prior to the advisory fees being calculated) and payable quarterly in arrears. Notwithstanding the foregoing, if the Trust at any time operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, the Sub-Advisory Fee shall thereafter be accrued daily and payable monthly in arrears.

(b)

Net Assets	Sub-Adviser Percentage of Advisory Fees / (Fee Rate)	Type of Fee Split
First $90 million	100% / (1.00%)	Absolute
Greater than $90 million and up to $200 million	50% / (0.50%)	Blended
Over $200 million	40% / (0.40%)	Blended

The foregoing fee schedule reflects the Trust’s asset level of approximately $90 million as of the Effective Date (the “Initial Net Assets”). If within the first twelve (12) months following the Effective Date, the Trust’s Net Assets decline by more than ten percent (10%) below the Initial Net Assets, unless otherwise agreed by the Parties in writing: (i) the first breakpoint in the foregoing fee schedule shall automatically be reduced to an amount equal to the Trust’s then-current Net Assets (“Current Net Asset Threshold”), and (ii) the second breakpoint shall be adjusted to Net Assets greater than the Current Net Asset Threshold and up to $200 million. For the avoidance of doubt, such a reduction and change to the breakpoint schedule may only occur a single time during the first six (6) months following the Effective Date, and a single time during the second six (6) months following the Effective Date.

(c)            For any period less than a month during which this Agreement is in effect, the Sub-Advisory Fee shall be prorated according to the proportion which such period bears to a full month.

(d)           “Blended Fee Split” means the total sub-advisory fees paid to the Sub- Adviser will be a result of different sub-advisory fee rates assessed to different asset levels. By way of example, in a theoretical scenario in which the Trust has Net Assets of $300 million, the resulting Sub-Advisory Fee rate for the Sub-Adviser will be equal to (1.00% x $90 million) + (0.50% x $110 million) + (0.40% x $100 million), with a Blended Fee Split of 0.617%.

(e)            “Absolute Fee Split” means the total sub-advisory fees paid to the Sub- Adviser will be a result of the applicable fee rate multiplied by all of the Trust’s Net Assets.

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(f)            “Net Assets” means the total assets of the Trust, minus its total liabilities, determined in accordance with the Trust’s valuation procedures adopted by the Board of Trustees.

(g)           For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trust’s Board of Trustees for calculating the value of the Trust’s assets.

(h)           The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the Sub-Advisory Fee.

11.	Representations and Warranties
(a)	The Trust represents and covenants to the Sub-Adviser as follows:
(i)	The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.
(ii)	The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.
(iii)	The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.
(iv)	Prior to the Sub-Adviser commencing services under this Agreement, the Trust will have legal title to the assets in the Trust and no restrictions shall exist as to the ownership or transfer of such assets unless specifically set forth in this Agreement.
(b)	The Adviser represents and covenants to the Sub-Adviser as follows:
(i)	The Adviser is duly organized and validly existing under the laws of the State of Delaware.
(ii)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and
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performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)	This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.
(iv)	The Adviser is not prohibited by the 1940 Act or the Advisers Act from serving as investment adviser to the Trust.
(v)	The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.

(c)            The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:

(i)	The Sub-Adviser is duly organized and validly existing under the laws of the State of Delaware.
(ii)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.
(iii)	This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.
(iv)	The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
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12.           Certain Information

The Adviser shall promptly notify the Sub-Adviser, and the Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:

(a)            such party failing to be registered as an investment adviser under the Advisers Act;

(b)           such party having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

(c)            the occurrence of any change in control of such party or any parent of such party within the meaning of the 1940 Act; or

(d)           the occurrence of any material adverse change in the business or financial position of such party.

13.	Limitation on Liability

The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for investment advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.	Indemnification

The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment sub-adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful

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misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Indemnified Party’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

Notwithstanding any of the foregoing provisions of Section 13 or Section 14, such provisions shall not be construed so as to relieve the Sub-Adviser or any other Indemnified Party of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 13 and Section 14 to the fullest extent permitted by law.

15.	Duration and Termination

(a)            This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)	the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and
(ii)	the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)           Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser at least 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on at least 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust and the Adviser).

(c)            This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.

(d)           As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)            The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall

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survive the termination of this Agreement.

16.	Notices

Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:

If to Adviser, to:

XA Investments, LLC

321 North Clark Street #2430

Chicago, IL 60654 Attention: General Counsel

If to the Trust, to:

Evanston Multi-Alpha Fund

321 North Clark Street #2430

Chicago, IL 60654

Attention: Chief Executive Officer

If to Sub-Adviser, to:

Evanston Capital Management, LLC.

1560 Sherman Avenue

Suite 960

Evanston, IL 60201

Attention: General Counsel

or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.

17.	Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT

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PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

19.	Use of the Name

The Sub-Adviser has consented to the use by the Trust of the name or identifying word “Evanston” in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment sub-adviser to the Trust. The name or identifying word “Evanston” may be used from time to time solely in connection with the Sub-Adviser’s services under this Agreement. The Sub-Adviser may require the Trust to cease using “Evanston” in the name of the Trust, if the Trust ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub- adviser of the Trust. If so required by the Sub-Adviser, the Trust will cease using “Evanston” in its name as promptly as practicable and make all reasonable efforts to remove “Evanston” from its name.

20.	Miscellaneous

(a)            The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)           If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(c)            Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and

Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, with notice to the Sub-Adviser, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)           This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)            This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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(f)            This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

(g)           The parties hereto are expressly put on notice that the Trust’s Amended and Restated Agreement and Declaration of Trust was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Amended and Restated Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

EVANSTON MULTI-ALPHA FUND

By:

Name:

Title:

XA INVESTMENTS LLC

By:

Name:

Title:

EVANSTON CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

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EVANSTON MULTI-ALPHA FUND

1560 SHERMAN AVENUE

SUITE 960

EVANSTON, ILLINOIS 60201

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00566-S39271                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.	For All	Withhold All	For All Except*	* To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
3. Election of Trustees
Nominees:	☐	☐	☐

01)	Danielle Cupps
02)	Gregory G. Dingens
03)	Philip G. Franklin
04)	William T. Meyers
05)	Scott Craven Jones

06)	Theodore J. Brombach

		For	Against	Abstain

1.	Approval of a new investment advisory agreement between the Fund and XA Investments, LLC.	☐	☐	☐

2.	Approval of a new investment sub-advisory agreement among the Fund, XA Investments, LLC and Evanston Capital Management, LLC (the Fund’s current investment adviser).	☐	☐	☐

4.	Approval of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended, at a future date.	☐	☐	☐

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the Proposals.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Fund. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

T00567-S39271

EVANSTON MULTI-ALPHA FUND

SPECIAL MEETING OF SHAREHOLDERS

AUGUST 13, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Evanston Multi-Alpha Fund (the "Fund") hereby appoints Karen Jacoppo-Wood and Ian Martin, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 22, 2026 at a Special Meeting of Shareholders to be held at the Fund's principal office located at the office of the Fund’s administrator, Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on Thursday, August 13, 2026 at 10:00 A.M., Central Time or at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE